Document and Entity Information	12 Months Ended
Dec. 31, 2011
Entity Registrant Name	Shanda Games Ltd
Entity Central Index Key	0001470157
Document Type	20-F
Document Period End Date	Dec 31, 2011
Amendment Flag	true
Amendment Description	We are filing this Amendment No. 2 to our annual report on Form 20-F for the fiscal year ended December 31, 2011, which was originally filed with the Securities and Exchange Commission on March 19, 2012 and amended by the Amendment No.1 on Form 20F/A filed on April 10, 2012, for the sole purpose of furnishing the corrected Interactive Data previously filed as Exhibit 101.
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Current Reporting Status	Yes
Entity Filer Category	Accelerated Filer
Class A ordinary shares
Entity Common Stock, Shares Outstanding	151,222,556
Class B ordinary shares
Entity Common Stock, Shares Outstanding	409,087,000

Consolidated Statements of Operations and Comprehensive Income In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY	Dec. 31, 2011 Cost of revenues USD ($)	Dec. 31, 2011 Cost of revenues CNY	Dec. 31, 2010 Cost of revenues CNY	Dec. 31, 2009 Cost of revenues CNY	Dec. 31, 2011 Product development USD ($)	Dec. 31, 2011 Product development CNY	Dec. 31, 2010 Product development CNY	Dec. 31, 2009 Product development CNY	Dec. 31, 2011 Sales and marketing USD ($)	Dec. 31, 2011 Sales and marketing CNY	Dec. 31, 2010 Sales and marketing CNY	Dec. 31, 2009 Sales and marketing CNY	Dec. 31, 2011 General and administrative USD ($)	Dec. 31, 2011 General and administrative CNY	Dec. 31, 2010 General and administrative CNY	Dec. 31, 2009 General and administrative CNY
Net revenues:
Online game revenues generated in China	$ 790,522	4,975,464	4,318,893	4,727,714
Other revenues	48,687	306,432	185,815	78,991
Total net revenues	839,209	5,281,896	4,504,708	4,806,705
Cost of revenues
Third parties	(183,170)	(1,152,855)	(1,032,639)	(1,049,281)
Related parties	(143,488)	(903,096)	(804,543)	(884,193)
Total cost of revenues	(326,658)	(2,055,951)	(1,837,182)	(1,933,474)
Gross profit	512,551	3,225,945	2,667,526	2,873,231
Operating expenses:
Product development	(110,318)	(694,329)	(465,793)	(339,754)
Sales and marketing
Third parties	(40,533)	(255,110)	(275,267)	(206,739)
Related parties	(56,425)	(355,135)	(226,542)	(226,239)
General and administrative	(71,074)	(447,333)	(367,029)	(366,136)
Total operating expenses	(278,350)	(1,751,907)	(1,334,631)	(1,138,868)
Income from operations	234,201	1,474,038	1,332,895	1,734,363
Interest income	21,510	135,381	61,706	26,262
Investment income	86	543	214	214
Other income, net	27,218	171,309	215,580	169,444
Income before income tax expenses and equity in losses of affiliated companies	283,015	1,781,271	1,610,395	1,930,283
Income tax expenses	(77,103)	(485,278)	(300,352)	(428,676)
Equity in losses of affiliated companies	(1,589)	(10,004)	(5,376)	(30,071)
Net income	204,323	1,285,989	1,304,667	1,471,536
Less: Net income attributable to non-controlling interests	(3,355)	(21,115)	(15,846)	(18,564)
Net income attributable to Shanda Games Limited	200,968	1,264,874	1,288,821	1,452,972
Redeemable non-controlling interests redemption value accretion	(89)	(558)
Net income attributable to Shanda Games Limited's ordinary shareholders	200,879	1,264,316	1,288,821	1,452,972
Net income	204,323	1,285,989	1,304,667	1,471,536
Other comprehensive income:
Unrealized (loss) gain on marketable securities	(245)	(1,540)	(3,842)	6,389
Currency translation adjustments of the Company	1,154	7,260	17,409	183
Currency translation adjustments of an affiliated company/subsidiaries	(8,429)	(53,052)	6,277	42,642
Comprehensive income	196,803	1,238,657	1,324,511	1,520,750
Comprehensive income attributable to non-controlling interests	(243)	(1,529)	(17,659)	(39,569)
Comprehensive income attributable to Shanda Games Limited	196,560	1,237,128	1,306,852	1,481,181
Earnings per ordinary share
Basic	$ 0.35	2.23	2.26	2.61
Diluted	$ 0.35	2.23	2.26	2.6
Weighted average ordinary shares used in per share calculation
Basic	567,138,809	567,138,809	570,645,594	556,575,353
Diluted	567,178,693	567,178,693	570,795,057	559,600,871
Share-based compensation included in:
Share-based compensation	$ (14,454)	(90,972)	(105,927)	(125,811)	$ (152)	(958)	(761)	(1,175)	$ (3,828)	(24,094)	(29,778)	(2,113)	$ (34)	(213)	(293)	(948)	$ (10,440)	(65,707)	(75,095)	(121,575)

Consolidated Balance Sheets In Thousands, unless otherwise specified	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY	Dec. 31, 2011 Class A ordinary shares USD ($)	Dec. 31, 2011 Class A ordinary shares CNY	Dec. 31, 2010 Class A ordinary shares CNY	Dec. 31, 2011 Class B ordinary shares USD ($)	Dec. 31, 2011 Class B ordinary shares CNY	Dec. 31, 2010 Class B ordinary shares CNY
Current assets:
Cash and cash equivalents	$ 291,628	1,835,476	1,571,771
Restricted cash	3,235	20,363	5,432
Short-term investments	350,976	2,209,007	597,614
Marketable securities	610	3,837	5,378
Accounts receivable, net of allowance for doubtful accounts	11,560	72,757	48,386
Accounts receivable due from related parties	64,499	405,953	389,890
Deferred licensing fees and related costs	3,142	19,776	44,455
Prepayments and other current assets	28,915	181,985	132,766
Other receivables due from related parties	147,984	931,395	531,888
Deferred tax assets	11,878	74,765	66,884
Total current assets	914,427	5,755,314	3,394,464
Time deposits with maturity over one year			1,215,274
Investment in affiliated companies	6,019	37,882	31,452
Property and equipment, net	36,619	230,475	195,420
Intangible assets	158,050	994,748	1,269,664
Goodwill	78,189	492,116	486,907
Long-term rental deposits	15,115	95,135	62,355
Other long term assets	51,888	326,579	104,484
Non-current deferred tax assets	4,185	26,338	19,603
Total assets	1,264,492	7,958,587	6,779,623
Current liabilities:
Short-term borrowings	136,457	858,849
Accounts payable	6,094	38,355	64,609
Accounts payable due to related parties	12,290	77,349	65,284
Licensing fees and royalty fees payable	29,906	188,224	245,988
Taxes payable	30,279	190,574	146,446
Deferred revenue	27,556	173,436	233,743
Other payables and accruals	66,092	415,977	366,050
Other payables due to related parties	20,005	125,910	950,743
Deferred tax liabilities	11,585	72,910	69,684
Dividends payable	289,695	1,823,314
Total current liabilities	629,959	3,964,898	2,142,547
Long-term liabilities	10,942	68,863	30,894
Non-current deferred tax liabilities	41,339	260,186	297,200
Non-current deferred revenue	7,569	47,641	50,168
Total liabilities	689,809	4,341,588	2,520,809
Commitments and contingencies
Redeemable non-controlling interests	2,220	13,971
EQUITY
Ordinary shares				115	725	1,190	6,386	40,193	40,193
Additional paid-in capital	248,072	1,561,343	1,419,666
Statutory reserves	23,369	147,083	141,563
Accumulated other comprehensive loss	(10,880)	(68,480)	(40,734)
Retained earnings	264,543	1,665,006	2,458,072
Total Shanda Games Limited shareholders' equity	531,605	3,345,870	4,019,950
Non-controlling interests	40,858	257,158	238,864
Total equity	572,463	3,603,028	4,258,814
Total liabilities and equity	$ 1,264,492	7,958,587	6,779,623

Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Class A ordinary shares
Ordinary shares, par value	$ 0.01	$ 0.01
Ordinary shares, shares authorized	16,000,000,000	16,000,000,000
Ordinary shares, shares issued	151,222,556	158,302,554
Ordinary shares, shares outstanding	151,222,556	158,302,554
Class B ordinary shares
Ordinary shares, par value	$ 0.01	$ 0.01
Ordinary shares, shares authorized	4,000,000,000	4,000,000,000
Ordinary shares, shares issued	409,087,000	409,087,000
Ordinary shares, shares outstanding	409,087,000	409,087,000

Consolidated Statements of Changes in Shareholders' Equity In Thousands, except Share data	Total USD ($)	Total CNY	Ordinary Share CNY	Additional Paid-in Capital CNY	Statutory Reserves CNY	Accumulated Other Comprehensive Loss CNY	Retained Earnings CNY	Total Shanda Games Limited Shareholders' Equity CNY	Non-controlling interests CNY
Balance at Dec. 31, 2008		1,235,915	40,193	477,250	113,869	(86,974)	552,644	1,096,982	138,933
Balance (in shares) at Dec. 31, 2008			550,000,000
Issuance of ordinary shares upon initial public offering		1,041,153	1,782	1,039,371				1,041,153
Issuance of ordinary shares upon initial public offering (in shares)			26,087,000
Corporate expense allocation (Note 2(1))		14,351		14,351				14,351
Share-based compensation (Note 19)		125,811		112,450				112,450	13,361
Exercise of share option of a foreign subsidiary		15,955		1,932				1,932	14,023
Cumulative currency translation adjustments of the Company		183				183		183
Cumulative currency translation adjustments of subsidiaries		42,642				21,637		21,637	21,005
Unrealized gain/loss on marketable securities		6,389				6,389		6,389
Appropriations to statutory reserves					13,165		(13,165)
Distribution to Shanda		(928,391)		(416,165)			(512,226)	(928,391)
Net income		1,471,536					1,452,972	1,452,972	18,564
Balance at Dec. 31, 2009		3,025,544	41,975	1,229,189	127,034	(58,765)	1,480,225	2,819,658	205,886
Balance (in shares) at Dec. 31, 2009			576,087,000
Share repurchase of the Company		(255,925)	(821)	(21,112)			(233,992)	(255,925)
Share repurchase of the Company (in shares)			(12,123,982)
Corporate expense allocation (Note 2(1))		8,183		8,183				8,183
Restricted stocks granted to subsidiary employees in connection with acquisition (Note 4)		24,050		24,050				24,050
Share-based compensation (Note 19)		105,927		100,907				100,907	5,020
Exercise of share options of the Company		24,528	229	24,299				24,528
Exercise of share options of the Company (in shares)			3,426,236
Exercise of share option of a foreign subsidiary		4,287		439				439	3,848
Cumulative currency translation adjustments of the Company		17,409				17,409		17,409
Cumulative currency translation adjustments of subsidiaries		6,277				4,464		4,464	1,813
Unrealized gain/loss on marketable securities		(3,842)				(3,842)		(3,842)
Appropriations to statutory reserves					14,529		(14,529)
Distribution to Shanda		(8,742)		53,711			(62,453)	(8,742)
Non-controlling interests arising from acquisition		6,451							6,451
Net income		1,304,667					1,288,821	1,288,821	15,846
Balance at Dec. 31, 2010		4,258,814	41,383	1,419,666	141,563	(40,734)	2,458,072	4,019,950	238,864
Balance (in shares) at Dec. 31, 2010			567,389,254
Share repurchase of the Company		(186,287)	(778)	(21,970)			(163,539)	(186,287)
Share repurchase of the Company (in shares)			(12,221,320)
Corporate expense allocation (Note 2(1))		7,008		7,008				7,008
Share-based compensation (Note 19)		90,972		82,646				82,646	8,326
Exercise of share options of the Company		9,703	313	9,390				9,703
Exercise of share options of the Company (in shares)			5,141,622
Exercise of share option of a foreign subsidiary		6,790		1,441				1,441	5,349
Cumulative currency translation adjustments of the Company	1,154	7,260				7,260		7,260
Cumulative currency translation adjustments of subsidiaries	(8,429)	(53,052)				(33,466)		(33,466)	(19,586)
Unrealized gain/loss on marketable securities	(245)	(1,540)				(1,540)		(1,540)
Appropriations to statutory reserves					5,520		(5,520)
Distribution to Shanda		(824)		64,185			(65,009)	(824)
Dividends declared to shareholders		(1,823,314)					(1,823,314)	(1,823,314)
Change of equity in an affiliated company of a subsidiary		(1,995)		(1,023)				(1,023)	(972)
Non-controlling interests arising from acquisition		4,062							4,062
Redeemable non-controlling interests redemption value accretion (Note 4)		(558)					(558)	(558)
Net income	204,323	1,285,989					1,264,874	1,264,874	21,115
Balance at Dec. 31, 2011	$ 572,463	3,603,028	40,918	1,561,343	147,083	(68,480)	1,665,006	3,345,870	257,158
Balance (in shares) at Dec. 31, 2011			560,309,556

Consolidated Statements of Cash Flows In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY
Cash flows from operating activities:
Net income	$ 204,323	1,285,989	1,304,667	1,471,536
Adjustments for:
Share-based compensation expenses	14,454	90,972	105,927	125,811
Corporate expenses allocated from Shanda	1,113	7,008	8,183	14,351
Depreciation of property and equipment	11,827	74,439	57,017	44,797
Amortization of intangible assets	44,229	278,375	246,579	151,852
Impairment of intangible assets	3,689	23,216
Provision for losses on receivables	218	1,369	14,933	3,411
Loss from disposal of fixed assets	262	1,651	2,566	3,613
Investment income	(86)	(543)	(214)	(214)
Impairment of prepaid upfront license fee in other long-term assets	7,877	49,574	10,173
Foreign exchange loss / (gain)	(3,072)	(19,333)	5,164	5,290
Other income			(4,742)
Deferred taxes and change of withholding tax	(7,667)	(48,258)	(9,297)	33,572
Equity in losses of affiliated companies	1,589	10,004	5,376	30,071
Changes in assets and liabilities, net of acquisitions:
Accounts receivable	(4,140)	(26,054)	24,113	(12,085)
Receivables due from related parties	(3,949)	(24,852)	13,339	130,455
Deferred licensing fees and related costs	3,163	19,909	9,082	(2,265)
Prepayments and other current assets	(12,917)	(81,300)	(2,813)	(40,718)
Upfront licensing fee paid in intangible assets	(1,863)	(11,724)	(2,300)	(105,749)
Prepayment for upfront license fee in other long term assets	(46,173)	(290,608)	(22,746)	(19,754)
Other long-term deposits	(6,178)	(38,886)	4,905	(9,384)
Accounts payable	(107)	(676)	13,913	6,440
Licensing fees and royalty fees payable	1,626	10,236	4,757	31,744
Taxes payable	7,792	49,043	2,699	51,909
Deferred revenue	(8,144)	(51,259)	(15,712)	(77,332)
Payables due to related parties	472	2,970	(3,182)	12,620
Other payables, accruals and other long-term liabilities	13,973	87,943	(27,055)	160,536
Net cash provided by operating activities	222,311	1,399,205	1,745,332	2,010,507
Cash flows from investing activities:
Decrease /(increase) in restricted cash for foreign currency forward contract			702,075	(702,075)
Payment for the transfer of equity interest in a subsidiary from Shanda				(479,661)
Proceeds from income of marketable securities	86	543	214	214
Proceeds from disposal of short-term investments	154,564	972,811
Increase of short-term investments and time deposits with maturity over one year	(224,760)	(1,414,616)	(1,034,983)	(502,350)
Decrease in loan receivable				18
Increase of other receivables due from related parties	(62,079)	(390,719)	(523,000)
Purchase of property and equipment	(21,041)	(132,429)	(79,298)	(96,668)
Proceeds from disposal of fixed assets	349	2,199	3,006	480
Purchase of intangible assets	(4,624)	(29,105)	(6,708)	(11,944)
Acquisition of subsidiaries, net of cash acquired	(1,974)	(12,437)	(979,635)	(93,626)
Investment in affiliated companies	(3,015)	(18,974)	(31,900)	(18,606)
Net cash used in investing activities	(162,494)	(1,022,727)	(1,950,229)	(1,904,218)
Cash flows from financing activities:
Net proceeds from issuance of ordinary shares upon IPO				1,041,153
Proceeds from loans borrowed	139,317	876,850		1,077,670
Increase of other payables due to related parties	14,489	91,190	947,049
Decrease of other payables due to related parties	(144,157)	(907,310)
Repayment of loans	(173)	(1,090)	(717,075)	(375,595)
Repurchase of own shares by the Company	(29,598)	(186,287)	(255,925)
Proceeds from issuance of ordinary shares under stock option plan of the Company	5,261	33,114	1,106
Proceeds from issuance of ordinary shares under stock option plan of a subsidiary	1,079	6,790	4,287	15,955
Net distribution to Shanda				(708,729)
Net cash (used in) / provided by financing activities	(13,782)	(86,743)	(20,558)	1,050,454
Effect of exchange rate changes on cash	(4,136)	(26,030)	(1,925)	13,517
Net (decrease) / increase in cash and cash equivalents	41,899	263,705	(227,380)	1,170,260
Cash and cash equivalents, beginning of year	249,729	1,571,771	1,799,151	628,891
Cash and cash equivalents, end of year	291,628	1,835,476	1,571,771	1,799,151
Supplemental disclosure of cash flow information:
Cash paid during the year for income taxes	60,647	381,703	264,981	323,937
Cash paid for interest expenses	3,592	22,605	419	814
Supplemental disclosure of non-cash investing activities:
Acquisition related obligation	9,338	58,771	61,826	48,800
Issuance of restricted stocks to acquire Mochi			24,050
Accounts payable related to purchase of property and equipment	763	4,802	23,628	3,046
Supplemental disclosure of non-cash financing activities:
Dividends declared to shareholders	289,695	1,823,314
Restricted cash relating to the exercise of employee stock options	3,235	20,363	5,432	54,471
Other receivables from issuance of ordinary shares under stock option plan of the Company	$ 2	12	23,442

Organization and Nature of Operations	12 Months Ended
Dec. 31, 2011
ORGANIZATION AND NATURE OF OPERATIONS [Abstract]
ORGANIZATION AND NATURE OF OPERATIONS

1. ORGANIZATION AND NATURE OF OPERATIONS

Nature of operations

Shanda Games Limited ("Shanda Games" or "the Company"), a Cayman Islands limited company, is principally engaged in the development and operation of online games and related businesses in the People's Republic of China (the "PRC"). The Company currently operates its business in China through its wholly-owned subsidiaries ("PRC subsidiaries") which consist of Shengqu Information Technology (Shanghai) Co., Ltd. ("Shengqu"), Shengji Information Technology (Shanghai) Co., Ltd. ("Shengji"), Lansha Information Technology (Shanghai) Co., Ltd. ("Lansha") and Kuyin Software (Shanghai) Co., Ltd ("Kuyin"); its variable interest entities and their subsidiaries ("VIEs"), which consist of Shanghai Hongli Digital Technology Co., Ltd. ("Shanghai Hongli") and Shanghai Shulong Technology Development Co., Ltd. ("Shanghai Shulong") and their wholly-owned subsidiaries, Shanghai Shulong Computer Technology Co., Ltd. ("Shulong Computer"), Nanjing Shulong Computer Technology Co., Ltd. ("Nanjing Shulong"), Chengdu Youji Technology Co., Ltd. ("Chengdu Youji"), Tianjin Youji Technology Co., Ltd. ("Tianjin Youji"), Chengdu Aurora Technology Development Co., Ltd. ("Chengdu Aurora"), and Chengdu Simo Technology Co., Ltd. ("Chengdu Simo"). Collectively, the PRC subsidiaries and the VIEs are referred to as the "PRC companies." The Company, together with (i) its wholly-owned subsidiaries, mainly including Shanda Games Holdings (HK) Limited ("Shanda Games (HK)"), Shanda Games International Pte. Ltd. ("Games International") and its majority-owned subsidiaries; (ii) Mochi Media, Inc. ("Mochi"); (iii) Eyedentity Games, Inc., ("Eyedentity"); (iv) Actoz Soft Co., Ltd., ("Actoz"), a Korean developer, operator and publisher of online games listed on the KOSDAQ and its majority-owned subsidiaries; and (v) the VIEs, shall collectively be referred to as "the Group".

The Reorganization

Shanda Games' online game business was founded by Shanda Interactive Entertainment Limited ("Shanda"), its parent, in 2001 and was operated by Shanda through certain of its subsidiaries and variable interest entities until the reorganization of Shanda came into effect on July 1, 2008 (the "Reorganization").

Prior to the Reorganization, in order to comply with PRC laws and regulations that restrict foreign ownership of companies to operate online game businesses in China, Shanda operated its online game business in China through Shanghai Shanda Networking Co., Ltd. ("Shanda Networking"), which is wholly-owned by Tianqiao Chen, the chairman and chief executive officer of Shanda, and Danian Chen, a director and president and chief operating officer of Shanda, both of whom are PRC citizens, and through Nanjing Shanda Networking Co., Ltd. ("Nanjing Shanda") and Hangzhou Bianfeng Networking Co., Ltd. ("Hangzhou Bianfeng"), which are wholly-owned subsidiaries of Shanda Networking. Shanda Networking and its subsidiaries hold the licenses and approvals that are required to operate the online game business.

Shengqu, which is Shanda's indirect wholly-owned foreign operating entity in China, had entered into a series of contractual arrangements with Shanda Networking and its shareholders, including contracts relating to the transfer of assets, the provision of services, software licenses and equipment, and certain shareholder rights and corporate governance matters (collectively, the "Original VIE Agreements"). As a result of the Original VIE Agreements, Shanda was considered the primary beneficiary of Shanda Networking and its subsidiaries.

Effective July 1, 2008, Shanda completed, subject to certain closing conditions, the Reorganization. One of the primary purposes of the Reorganization was to establish Shanda Games as a legal entity to continue to operate Shanda's online game business. As a result of the Reorganization, all of Shanda's assets and liabilities relating to its online game business were transferred to the Group. The primary steps of the Reorganization included:

*

Establishment of Shanda Games. Shanda Games was incorporated in the Cayman Islands on June 12, 2008 as a direct wholly-owned subsidiary of Shanda, to be the holding company for the online game business. Pursuant to a share exchange, Shanda Games became a direct wholly-owned subsidiary of Shanda, and Shanda Games (HK) became a direct wholly-owned subsidiary of Shanda Games.

*

Assignment of Certain Original VIE Agreements. Shengqu assigned all of the Original VIE Agreements with Shanda Networking, Nanjing Shanda and Hangzhou Bianfeng (other than those relating to the operations of the online game business, which were cancelled) to Shanda Computer (Shanghai) Co., Ltd., or Shanda Computer, an indirect wholly-owned subsidiary of Shanda, thereby making Shanda Computer the primary beneficiary of Shanda Networking.

*	Transfer of Equity Interests. Shanda Networking transferred the equity interests of Shanghai Shulong to two nominee shareholders, both of whom are PRC citizens.

*

New VIE Agreements. The PRC subsidiaries entered into various agreements, including contracts relating to the transfer of assets, the provision of services and software licenses and equipment with the VIEs and contracts relating to certain shareholder rights and corporate governance matters with the VIEs and their nominee shareholders (collectively, the "New VIE Agreements").

*

Separation Agreement. Pursuant to a Master Separation Agreement, Shanda transferred all of its assets and liabilities related to its online game business (including applicable equity investments and intellectual property rights) to Shanghai Shulong. Concurrently, all assets and liabilities unrelated to the online game business, including certain real property interests, intellectual property rights and personal tangible properties were transferred to Shanda.

*

Game Licensing Agreements. Prior to the Reorganization, Shengqu had licensed certain rights to online games from various third parties, which rights were sublicensed to Shanda Networking and its subsidiaries. As a part of the Reorganization, Shengqu amended such third party license agreements to allow Shengqu to sublicense its rights to the VIEs. Following the Reorganization, the Company conducts its online game business through the VIEs.

In the second quarter of 2009, Shanda transferred to the Company its entire equity interest in Actoz in consideration of US$70.2 million as part of the Reorganization under common control. Shanda had acquired a majority of the outstanding shares of Actoz in the third quarter of 2007, and had consolidated Actoz's results of operations effective from that date.

On September 30, 2009, the Company completed an initial public offering (the "IPO") on the NASDAQ Global Select Market ("IPO"). In the IPO, 83,500,000 American Depositary Shares ("ADSs"), representing 167,000,000 Class A ordinary shares, were sold to the public at a price of $12.50 per ADS. Of these, 13,043,500 ADSs, representing 26,087,000 Class A ordinary shares, were sold by the Company; and 70,456,500 ADSs, representing 140,913,000 Class A ordinary shares, were sold by a direct wholly-owned subsidiary of Shanda. The net proceeds to the Company from the IPO, after deducting commissions and offering expenses, were approximately $152.5 million.

Principal Accounting Policies	12 Months Ended
Dec. 31, 2011
PRINCIPAL ACCOUNTING POLICIES [Abstract]
PRINCIPAL ACCOUNTING POLICIES

2. PRINCIPAL ACCOUNTING POLICIES

(1) Basis of preparation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("US GAAP").

The Group's statement of operations include allocations of certain general corporate expenses of Shanda. These general corporate expenses primarily relate to corporate employee compensation costs, professional service fees, and other expenses arising from the provisions of corporate functions, including finance, legal, technology, investment, and executive management. These expenses are allocated based on estimates that management considers to be reasonable reflections of the utilization of services provided to, or benefits received by the Group, as specific identification is not practical. These expenses are as follows:

a) Employee compensation costs related to salaries, bonuses, social security costs, and share-based compensation are allocated to the Group based on the percentage of the respective department employee numbers of the Group to the total historical number of employees of corresponding department of Shanda, except for costs related to Shanda's executives, which are allocated based on percentage of estimated time incurred for online game business to total time incurred for Shanda.

b) Professional service fees related to legal and public accounting services are allocated to the Group based on percentage of revenues of the Group to total historical revenues of Shanda.

c) Other expenses incurred by the corporate functions are allocated to the Group based on percentage of number of employees of the Group to the total historical number of employees of Shanda.

Total general corporate expenses allocated from Shanda to the Group are RMB14.4 million, RMB8.2 million and RMB7.0 million for the years ended December 31, 2009, 2010 and 2011, respectively. From the second half year of 2009, since the Group has established its own finance, legal, investment and certain executive management functions and begun to promote its own brands, no such general corporate expenses were allocated to the Group, except for certain employee compensation costs from corporate functions such as technology, human resources and executive management that the Group does not have. While the expenses allocated to the Group for these items are not necessarily indicative of the expenses that the Group would have incurred if the Group had been a separate, independent entity during the years presented, management believes that the foregoing presents a reasonable basis of estimating what the Group's expenses would have been on a historical basis. General corporate expenses allocated from Shanda are recorded as capital contribution by Shanda.

In addition, there are certain technical service arrangements between the Group and the other subsidiaries of Shanda as disclosed in Note 21.

(2) Use of estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the balance sheet dates and the reported amounts of revenues and expenses during the reporting periods. Actual results could materially differ from those estimates.

Significant accounting estimates reflected in the Group's consolidated financial statements include the allowance for doubtful accounts, revenue recognition, determination of the life of virtual items, assessment of recoverability of long-lived assets and goodwill, estimated useful lives of property and equipment as well as intangible assets, share-based compensation expense, consolidation of variable interest entities, valuation allowances for deferred tax assets, determination of fair value of identifiable assets and liabilities acquired through business combinations, recognition of non-controlling interests, accounting for equity investments and other-than temporary impairments, and determination of functional currencies. Such accounting policies are impacted significantly by judgments, assumptions and estimates used in the preparation of the Group's consolidated financial statements, and actual results could differ materially from these estimates.

(3) Consolidation

The consolidated financial statements include the financial statements of the Company, its subsidiaries and VIEs for which the Company is the primary beneficiary. All transactions and balances among the Company, its subsidiaries and VIEs have been eliminated upon consolidation. Investments in equity securities for which the Company can exercise significant influence are accounted for by the equity method of accounting.

The Company follows guidance relating to the consolidation of Variable Interest Entities in Accounting Standards Codification ("ASC") 810-10, which requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties.

To comply with PRC laws and regulations that restrict foreign ownership of companies that operate online games, the Group conducts all its online game business through the VIEs. These companies hold the licenses and approvals to operate online games in the PRC. The capital of the VIEs is funded by the PRC subsidiaries and recorded as interest-free loans to individuals who are directors, officers, principal shareholders or employees of the Company. The portion of the loans for capital injection is eliminated with the capital of the VIEs during consolidation. The interest-free loans to the shareholders of the VIEs as of December 31, 2009, 2010 and 2011 were RMB10.8 million, RMB30.1 million and RMB30.1 million, respectively.

Pursuant to the contractual arrangements between the PRC subsidiaries and the VIEs, the PRC subsidiaries provide services, software and technology licenses and equipment to the VIEs in exchange for fees, determined according to certain agreed formulas. During the years ended December 31, 2009 2010, and 2011, the total amount of such fees was approximately RMB2,878.1 million, RMB2,313.8 million and RMB2,363.2 million, respectively, which represented the substantial majority of the operating profits of the VIEs. The PRC subsidiaries have also undertaken to provide financial support to the VIEs to the extent necessary for their operations. The following is a summary of the key agreements in effect:

Loan Agreements. The PRC subsidiaries entered into loan agreements with each shareholder of the relevant VIEs. Under these loan agreements, the PRC subsidiaries granted an interest-free loan to each shareholder of the VIEs solely for their capital contributions to the VIEs. The loans have an unspecified term and shall become payable when the PRC subsidiaries request repayment at any time. The shareholders of the VIEs may not prepay all or any part of the loans without the relevant PRC subsidiaries' prior written request.

Equity Disposition Agreements. The Group's VIEs and their shareholders entered into equity disposition agreements with the relevant PRC subsidiaries. Pursuant to such agreements, the PRC subsidiaries and any third party designated by them have the exclusive right to purchase from the shareholders of the Group's VIEs all or any part of their equity interests in the relevant VIE at a purchase price equal to the amount of the registered capital of the VIE or the lowest price permissible by the then-applicable PRC laws and regulations. The PRC subsidiaries may exercise such right at any time during the term of the agreement until it has acquired all equity interests of the relevant VIE, subject to applicable PRC laws. Moreover, under the equity disposition agreements, neither the Group's VIEs nor their shareholders may take actions that could materially affect the VIEs' assets, liabilities, operation, equity and other legal rights without the prior written approval of the relevant PRC subsidiary, including, without limitation, declaration and distribution of dividend and profit; sale, assignment, mortgage or disposition of, or encumbrances on, the VIE's equity; merger or consolidation; acquisition of and investment in any third-party entities; creation, assumption, guarantee or incurrence of any indebtedness; entering into other materials contracts. All these agreements have an initial term of 20 years (with the earliest expiration date being July 1, 2028) and are renewable upon the relevant PRC subsidiary's requests.

Business Operation Agreements. The PRC subsidiaries entered into business operation agreements with the relevant VIEs and their shareholders. Under such agreements, the PRC subsidiaries have the right to nominate the directors of the relevant VIE's board, designate general manager, financial controller and other senior management of the relevant VIE. In addition, the VIEs may not engage in any transactions that could materially affect their assets, liabilities, rights or operations without the prior consent of the relevant PRC subsidiary. Such transactions include incurrence or assumption of any indebtedness that are not in the ordinary course of business; sale or purchase of any assets or rights with values of more than agreed amount; declaration of dividends or profit distribution; encumbrance on any of their assets or intellectual property rights in favor of a third party; or transfer of any rights or obligations under the agreement to a third party. These agreements have an initial term of 20 years (with the earliest expiration date being July 1, 2028 ) and are renewable upon the relevant PRC subsidiary' request. The PRC subsidiaries may terminate the agreement at any time by providing advance written notice to the relevant VIE and to each of their shareholders. Neither the VIEs nor any of its shareholders may terminate the agreement prior to its expiration date.

Exclusive Consulting and Service Agreements. The PRC subsidiaries and VIEs entered into exclusive consulting and service agreements. Under these agreements, the VIEs and their subsidiaries agreed to engage the relevant PRC subsidiary as their exclusive provider of technology consulting and services. Unless otherwise agreed among the parties, the VIEs will pay to the relevant PRC subsidiary service and consulting fees taking in account the scope and complexity of the technology involved, the content and duration of the services provided and the prevailing market price for similar technology and services. The PRC subsidiaries will exclusively own any intellectual property arising from the performance of this agreement. These agreements have an initial term of 20 years (with the earliest expiration date being July 1, 2028) and are renewable upon the relevant PRC subsidiary's request. The PRC subsidiaries may terminate the agreement at any time by providing advance written notice to the relevant VIE. The VIEs may not terminate such agreement prior to its expiration date. Under the Exclusive Consulting and Service Agreements, the VIEs agreed to engage the relevant PRC subsidiary as their exclusive provider of technology consulting and other services. According to the relevant PRC rules and regulations, related party transactions should be negotiated at the arm's length basis and apply reasonable transfer pricing methods. Pursuant to that principle and based upon the relevant VIE's specific needs for technology support and services, the parties enter into a supplemental agreement from time to time, which typically sets forth the basic pricing terms including the total fees to be paid and the payment methods. The fees are typically determined based on the scope and complexity of the technology involved, the content and duration of the services provided and the prevailing market price for similar technology and services. The fees are usually settled according to contract terms in two to three installments.

Equity Pledge Agreements. The shareholders of the VIEs entered into share pledge agreements with the relevant PRC subsidiaries. Under the share pledge agreements, the shareholders of the VIEs pledged all of their equity interests in the VIEs to the relevant PRC subsidiaries as collateral for all of their payments due to the PRC subsidiaries and to secure performance of all obligations of the VIEs and their shareholders under the above loan agreements, equity disposition agreements, exclusive consulting and service agreements and the business operation agreements. The pledge shall remain effective until all obligations under such agreements have been fully performed. The VIEs are prohibited from declaring any dividend or making any profit distribution during the term of the pledge. Without the relevant PRC subsidiary' prior written consent, no shareholder of the VIEs may transfer any equity interests in the VIEs. If any event of default as provided for therein occurs, the relevant PRC subsidiary, as the pledgee, will be entitled to dispose of the pledged equity interests through transfer or assignment and use the proceeds to repay the loans or make other payments due under the above agreements.

Power of Attorney (or Proxy). Each shareholder of the VIEs executed an irrevocable power of attorney (or proxy) to appoint the relevant PRC subsidiary as the attorney-in-fact to act on his or her behalf on all matters pertaining to the VIEs and to exercise all of his or her rights as a shareholder of the VIEs, including the right to attend shareholders meetings, to exercise voting rights and to appoint directors, a general manager, financial controller and other senior management of the VIEs. The power of attorney (or proxy) is irrevocable and continually valid as long as the principal is the shareholder of the relevant VIE.

As a result of these agreements, the Company is considered the primary beneficiary of the VIEs and their subsidiaries and accordingly the results of operations, assets and liabilities of the VIEs and their subsidiaries are consolidated in the Group's financial statements.

Shareholders of the VIEs may potentially have conflicts of interest with the Company, and they may breach their contracts with the PRC subsidiaries or cause such contracts to be amended in a manner contrary to the interests of the Company. As a result, the Company may have to initiate legal proceedings, which involve significant uncertainty. Such disputes and proceedings may significantly disrupt the Company's business operations and adversely affect the Company's ability to control the VIEs. In light of the fact that most of the shareholders of the VIEs are directors, officers, principal shareholders or employees of the Company or the PRC subsidiaries, management is of the view that the risk that misaligned interests may lead to deconsolidation in the foreseeable future is remote and insignificant.

As described above, in order to comply with the restrictions imposed by PRC rules and regulations on foreign ownership in online game and other Internet-related businesses, the Company operates its business in China primarily through the VIEs. Although management is of the opinion that the current ownership structure of the Company, its PRC subsidiaries and VIEs and the contractual arrangements between the respective PRC subsidiaries, VIEs and their shareholders are in compliance with existing PRC laws, rules and regulations, the Company cannot be certain that the PRC government authorities will not ultimately take a view contrary to that of the Company due to the lack of official interpretation and clear guidelines.

If the Company, its PRC subsidiaries and VIEs are found to be in violation of any existing or future PRC laws or regulations, or fail to obtain or maintain any of the required permits or approvals, the relevant PRC regulatory authorities would have broad discretion in dealing with such violations, including requiring the Company to undergo a costly and disruptive restructuring such as forcing the Company to transfer its equity interest in the PRC subsidiaries to a domestic entity or invalidating the VIE agreements. If the PRC government authorities impose penalties which cause the Company to lose its rights to direct the activities of and receive economic benefits from the VIEs, the Company may lose the ability to consolidate and reflect in its financial statements the results of operation of the VIEs.

As of December 31, 2011, the total assets of the consolidated VIEs were RMB 2,109.5 million (2010: RMB1,714.3 million), mainly comprised of cash and cash equivalents, short-term investments, accounts receivable, amounts due from related parties, prepayments and other current assets, intangible assets, fixed assets, goodwill, deferred tax assets, and other long term assets. These balances are reflected in the Group's consolidated financial statements with intercompany transactions eliminated. Under the contractual arrangements with the VIEs, the equity holders of VIEs effectively assigned all of their voting rights underlying their equity interest in VIEs to the Group's PRC subsidiaries. In addition, through the other aforementioned agreements, the Group demonstrates its ability and intention to continue to exercise the ability to absorb substantially all of the profits and all of the expected losses of the VIEs. The Group considers that there is no asset in any of the consolidated VIEs that can be used only to settle obligations of the VIEs, except for registered capital and PRC statutory reserves of the VIEs in the amount of RMB 350.1 million as of December 31, 2011 (2010: RMB347.1 million). As all of the consolidated VIEs are incorporated as limited liability companies under the PRC Company Law, creditors of the VIEs do not have recourse to the general credit of the Group for any of the liabilities of the consolidated VIEs. As of December 31, 2011, the total liabilities of the consolidated VIEs were RMB1,105.2 million (2010: RMB 932.7 million), including accounts payable of RMB200.4 million (2010: RMB140.4 million), amounts due to related parties of RMB411.6 million (2010: RMB244.2 million), deferred revenue of RMB136.8 million (2010: RMB214.0 million), taxes payable of RMB90.5 million (2010: RMB85.9 million), other payables and accruals of RMB239.8 million (2010: RMB214.2 million), and deferred tax liabilities of RMB26.1 million (2010: RMB34.0 million). As of December 31, 2011, the total equity of the consolidated VIEs was RMB1,004.3 million (2010: RMB781.6 million).

For the year ended December 31, 2011, the total net revenues, cost of revenues and net profits of the consolidated VIEs were RMB4,985.7 million, RMB4,056.9 million and RMB230.5 million, respectively. For the year ended December 31, 2010, the total net revenues, cost of revenues and net profits of the consolidated VIEs were RMB4,317.7 million, RMB3,633.4 million and RMB206.9 million, respectively. For the year ended December 31, 2009, the total net revenues, cost of revenues and net profits of the consolidated VIEs were RMB4,755.9 million, RMB4,080.0 million and RMB279.1 million, respectively.

Currently there is no contractual arrangement that requires the Company to provide additional financial support to the VIEs. However, as the Company is conducting its Internet-related business mainly through the VIEs, the Company has, in the past, provided and will continue to provide financial support based on its consideration of the business requirements of the VIEs and the Company's own business objectives in the future, which could expose the Company to a loss.

Please refer to "Contingencies" under Note 24 for the risks relating to the VIE arrangements.

(4)  Foreign currency translation

The functional currency of the Company is the United States dollar ("US$" or "U.S. dollars") and its reporting currency is the Renminbi ("RMB"). The PRC subsidiaries and the VIEs use RMB as their functional currency. Actoz and Eyedentity's functional currency is the Korean Won. The functional currency of the Company's major subsidiaries other than the PRC subsidiaries, the VIEs, Actoz, and Eyedentity is the U.S. dollar.

Assets and liabilities of the Company, its subsidiaries other than the PRC subsidiaries and the VIEs are translated at the current exchange rates quoted by the People's Bank of China or the Seoul Money Brokerage Services Limited in effect at the balance sheet dates. Equity accounts are translated at historical exchange rates and revenues and expenses are translated at the average exchange rates in effect during the reporting period to RMB. Gains and losses resulting from foreign currency translation to reporting currency are recorded in accumulated other comprehensive income in the consolidated statements of changes in shareholders' equity for the years presented.

Transactions denominated in currencies other than functional currencies are remeasured into the functional currencies at the exchange rates quoted by the People's Bank of China or the Seoul Money Brokerage Services Limited prevailing at the dates of the transactions. Gains and losses resulting from foreign currency transactions are included in the consolidated statements of operations and comprehensive income. Monetary assets and liabilities denominated in foreign currencies are remeasured into the functional currencies using the applicable exchange rates quoted by the People's Bank of China or the Seoul Money Brokerage Services Limited at the balance sheet dates. All such exchange gains and losses are included in the statements of operations and comprehensive income.

(5)  Convenience translation

Amounts in United States dollars ("US$") are presented for the convenience of the reader and are translated at the rate of US$1.00 to RMB6.2939, the exchange rate as set forth in the H.10 statistical release of the U.S. Federal Reserve Board on December 30, 2011. No representation is made that the RMB amounts could have been, or could be, converted into US$ at such rate.

(6)  Cash and cash equivalents

Cash and cash equivalents represent cash on hand, demand deposits and highly liquid investments placed with banks or other financial institutions, which have original maturities less than three months.

(7)  Restricted cash

Restricted cash mainly represents cash held in a designated bank account for the sole purpose of transmitting proceeds from the exercise of stock options.

(8)  Short-term investments and time deposits with maturity over one year

Short-term investments represent the bank time deposits with original maturities longer than three months and less than one year. As of December 31, 2011, short-term investments of RMB 902.9 million were pledged for the bank borrowings of RMB 858.8million. Short-term investments of RMB361.1 million were pledged for bank borrowings obtained in 2012.

Time deposits with maturity over one year represent bank time deposits with remaining maturities over one year.

(9)  Marketable securities

Marketable securities primarily include available-for-sale marketable equity securities. Marketable securities are classified as short-term based on their high liquidity. Marketable securities are carried at fair market value with unrealized appreciation (or depreciation) reported as a component of accumulated other comprehensive income (or loss) in shareholders' equity, net of tax. The specific identification method is used to determine the cost of marketable securities disposed. Realized gains and losses are reflected as investment income or losses.

The Group evaluates the investments periodically for possible other-than-temporary impairment and reviews factors such as the length of time and extent to which fair value has been below cost basis, the financial condition of the issuer and the Group's ability and intent to hold the investment for a period of time which may be sufficient for anticipated recovery in market value. If appropriate, the Group records impairment charges equivalent to the amount that the carrying value of its available-for-sale securities exceeds the estimated fair market value of the securities as of the evaluation date.

During the years ended December 31, 2009, 2010 and 2011, the Group recorded unrealized gains of approximately RMB6.4 million and unrealized losses of RMB3.8 million and RMB1.5 million, respectively, as components of other comprehensive loss, net of tax.

(10)  Allowances for doubtful accounts

The Group determines the allowance for doubtful accounts when facts and circumstances indicate that the receivable is unlikely to be collected.

Allowances for doubtful accounts are charged to general and administrative expenses. If the financial condition of the Group's customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required.

(11) Investment in affiliated companies

Affiliated companies are entities over which the Group has significant influence, but which it does not control. Investments in affiliated companies are accounted for by the equity method of accounting. Under this method, the Group's share of the post-acquisition profits or losses of affiliated companies is recognized in the consolidated statements of operations and comprehensive income. Unrealized gains on transactions between the Group and its affiliated companies are eliminated to the extent of the Group's interest in the affiliated companies; unrealized losses are also eliminated unless the transaction provides evidence of an impairment of the asset transferred. When the Group's share of losses in an affiliated company equals or exceeds its interest in the affiliated company, the Group does not recognize further losses, unless the Group has incurred obligations or made payments on behalf of the affiliated company.

The Group continually reviews its investments in affiliated companies to determine whether a decline in fair value below the carrying value is other than temporary. The primary factors the Group considers in its determination are the length of time that the fair value of the investment is below the Group's carrying value and the financial condition, operating performance and near term prospects of the investee. In addition, the Group considers the reason for the decline in fair value, including general market conditions, industry specific or investee specific reasons, changes in valuation subsequent to the balance sheet date and the Group's intent and ability to hold the investment for a period of time sufficient to allow for a recovery in fair value. If the decline in fair value is deemed to be other than temporary, the carrying value of the security is written down to fair value. Impairment losses on equity method investments are included in earnings of affiliated companies. Impairment losses recorded during the years ended December 31, 2009, 2010 and 2011 were nil, nil and RMB5.6 million, respectively.

(12) Property and equipment

Property and equipment are stated at cost less accumulated depreciation and impairment. Depreciation is computed using the straight-line method over the following estimated useful lives:

Computer equipment	5 years

Leasehold improvements	Lesser of the term of the lease or the estimated useful lives of the assets

Furniture and fixtures	5 years

Motor vehicles	5 years

Expenditures for maintenance and repairs are expensed as incurred. Gain or loss on the disposal of property and equipment is the difference between the net sales proceeds and the carrying amount of the relevant assets and is recognized in the consolidated statements of operations and comprehensive income.

(13) Intangible assets

Online game product development costs

The Group recognizes costs to develop its online game products in accordance with ASC 985-20. Costs incurred for the development of online game products prior to the establishment of technological feasibility are expensed when incurred and are included in product development expense. Once an online game product has reached technological feasibility, all subsequent online game product development costs are capitalized until the product is available for marketing. Technological feasibility is evaluated on a product-by-product basis, but typically encompasses both technical design and game design documentation and only occurs when the online game has a proven ability to operate in the online game environment in the PRC market. During the years ended December 31, 2009, 2010 and 2011, the costs incurred for development of on-line game products were not capitalized after technological feasibility was reached because the time period from the establishment of technological feasibility to the related commercial launch is generally nonexistent or very brief; therefore, related costs during the period, being immaterial for capitalization, were expensed.

Website and internally used software development costs

The Group recognizes website and internally used software development costs in accordance with ASC 350-40. As such, the Group expenses all costs that are incurred in connection with the planning and implementation phases of development and costs that are associated with repair or maintenance of the existing websites and software. Costs incurred in the development phase are capitalized and amortized over the estimated product life. During the years ended December 31, 2009, 2010 and 2011, costs qualifying for capitalization were immaterial and as a result all website and internally used software development costs have been expensed as incurred.

Upfront licensing fees

Upfront licensing fees paid to third party licensors are capitalized once the related game software has reached technological feasibility in accordance with ASC 985-20 and amortized on a straight-line basis over the shorter of the useful economic life of the relevant online game or license period, which is usually 3 to 7 years. Amortization of upfront licensing fees commences upon the commercial launch of the related online game.

Software and copyrights

Software and copyrights purchased from third parties are initially recorded at cost and amortized on a straight-line basis over the shorter of the useful economic life or stipulated period in the contract, which is usually 1 to 5 years.

Software technologies, game engines, non-compete agreements, customer databases and trademarks acquired through business combinations

An intangible asset is required to be recognized separately from goodwill based on its estimated fair value if such asset arises from contractual or legal right or if it is separable as defined by ASC 805, "Business Combinations". Software technologies, game engines, non-compete agreements, customer databases and trademarks arising from the acquisitions of subsidiaries and VIEs are initially recognized and measured at estimated fair value upon acquisition. Amortization is computed using the straight-line method over the following estimated useful lives:

Software technologies	0.5 to 6 years

Game engines	3 to 10 years

Non-compete agreements	2.5 to 5 years

Customer databases	2 to 5.5 years

Trademarks	5 or 20 years

In-process research and development	Indefinite life and subject to impairment testing until completed or abandoned

(14) Goodwill

Goodwill is accounted for at initial recognition and evaluated subsequently according to the provisions of ASC 805, "Business Combinations" and ASC 350, "Intangibles-Goodwill and Other." Goodwill is initially measured as the excess of (i) the total cost of an acquisition, fair value of the non controlling interests, and acquisition date fair value of any previously held equity interest in an acquiree over (ii) the fair value of the identifiable net assets of the acquiree. If the cost of an acquisition is less than the fair value of the net assets of the acquiree, the difference is recognized directly in the income statement as a bargain purchase gain. In a business combination, any acquired intangible assets that do not meet separate recognition criteria as specified in ASC 805 are recognized as goodwill.

Goodwill is not amortized, but is tested for impairment annually or more frequently if events or changes in circumstances indicate that it might be impaired. In October of each year, the Company's annual impairment evaluation date, the Company tests impairment of goodwill at the reporting unit level, which is one step below the operating segment level. Under the two step impairment evaluation approach, the fair value of a reporting unit is first determined using an income approach which considers projected cash flows, expenses, and appropriate discount rates tailored to the risk profiles of the specific reporting units, considering more generally the risk profile of the online game sector. Should the fair value of a reporting unit be less than its carrying value (including goodwill), an impairment charge would be then be measured by reference to the excess of the carrying value of a reporting unit's goodwill over the implied fair value of goodwill, determined in a manner similar to the assignment of purchase price in a business combination. Key factors that are considered by the Company and likely to have a bearing on potential impairments of goodwill include, but are not limited to, (1) recent operating performance and forecasts; (2) generation of, and growth anticipated in, cash flows; (3) the state of the online game business in the respective geographic area; (4) trends in monthly average users/monthly paying users; and (5) the game development pipeline at the business unit level. Based upon application of the two step impairment evaluation approach, no impairment losses were recorded in the years ended December 31, 2009, 2010 and 2011.

(15) Other long-term assets

Other long-term assets mainly represent the upfront licensing fees of online games that have not yet been commercially launched and receivables from independent online game companies. Other long-term assets as of December 31, 2010 and 2011 include prepayments in respect of the upfront licensing fees paid for new games of RMB94.5 million and RMB309.6 million, respectively. Receivables from independent online game companies as of December 31, 2010 and 2011 amounted to RMB10.0 million and RMB17.0 million, respectively.

(16) Impairment of long-lived assets and intangible assets

Long-lived assets including finite-lived intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable, or that the useful life is shorter than the Group had originally estimated. Determination of recoverability is based on an estimate of undiscounted future cash flows resulting from the use of the asset and its eventual disposition. Measurement of any impairment loss for long-lived assets including certain identifiable intangible assets that management expects to hold and use is based on the amount the carrying value exceeds the fair value of the asset. Indefinite-lived intangible assets are tested for impairment annually or more frequently if events or changes in circumstances indicate that the asset might be impaired. The impairment test consists of a comparison of the fair value of the intangible asset to its carrying amount. If the carrying amount exceeds the fair value, an impairment loss is recognized equal in amount to that excess. During the years ended December 31, 2009, 2010 and 2011, the Company recognized impairment losses of nil, nil and RMB23,216 for its intangible assets, respectively, and nil, RMB10,173 and RMB49,574 for its other long-term assets, respectively. Impairments of other long-term assets recognized in product development expenses consisted of prepaid upfront license fees on certain games that did not continue in the game development cycle as a result of beta testing; accordingly, such fees were fully expensed.

(17) Financial instruments

Financial instruments of the Group are primarily comprised of cash and cash equivalents, restricted cash, short-term investments, time deposits with maturities over one year, marketable securities, accounts receivable, prepayments and other current assets, amount due from/to related parties, short-term borrowings, accounts payable, license fees payable, and other payables and accruals (Note 15).

(18) Revenue recognition

Online game revenues generated in China

The Group derives substantially all of its revenues from in-game virtual items and game usage fees purchased by game players to play its Massively Multiplayer Online Role-Playing Games ("MMORPGs", a recognized gaming industry term) and advanced casual games.

The Group entered into various arrangements with subsidiaries that are under common control of Shanda. Pursuant to the Amended and Restated Cooperation Agreement between Shanda Networking and Nanjing Shanda, on the one hand, and the VIEs, on the other hand, the Group agreed to engage Shanda Networking on an exclusive basis to provide customer and other game support services, and pursuant to the Amended and Restated Sales Agency Agreement between Shanghai Shengfutong Electronic Business Co., Ltd., ("Shengfutong"), which is directly owned by Shanda Networking and the VIEs, or the Sales Agency Agreement, the Group engaged Shengfutong on an exclusive basis to provide agency services in selling pre-paid cards to third party distributors and retailers, in each case for a period of five years beginning from the date of the Reorganization. The Group has assessed its relationship and arrangements with Shanda Networking and Shengfutong under ASC 605-45 regarding gross versus net reporting of revenue, and has concluded that reporting the gross amount equivalent to the amount that Shengfutong receives from the sale of pre-paid game cards to distributors or retailers and subsequently is activated and charged to the respective game accounts by players as deferred revenue is appropriate as the Group is the primary obligor and it fulfills the online game services desired by the customers. In May 2011, each contracting party entered into a new sale agency agreement with Tianjin Shengjing Trade Co., Ltd., ("Shengjing"), a subsidiary directly owned by Shengfutong, which provides the same service and replaced the original arrangement with Shengfutong.

Under the item-based revenue model, revenues from the sales of in-game items are recognized when the items are consumed by the customers, for items with no further utility or very short lives, or over the estimated lives of the items for items that can be used over a period of time. The average periods for which players typically play the games and other player behavior patterns, which are affected by various factors such as acceptance and popularity of expansion packs, promotional events launched, and market conditions, are utilized to arrive at the best estimates for lives of these in-game items. The Group assesses the estimated lives of in-game items for all the item-based games periodically. If there are indications of any significant changes to the estimated lives of the in-game items, such changes would be applied in the period of change prospectively. The Group's revenues under the item-based revenue model are principally derived from in-game consumable virtual items, which generally are consumed in a very short period. Under the time-based revenue model, revenues are recognized based on the time units consumed by the game players. Revenues are also recognized when game players who had previously purchased playing time or virtual currency are no longer entitled to access the online games in accordance with the published expiration policy. Deferred revenue is reduced as revenues are recognized.

Pursuant to the Sale Agency Agreement, Shengjing will receive a service fee which is equivalent to the difference between (x) the amount Shengjing receives from its distributors or users from the sale of the prepaid cards and (y) a fixed percentage based on the face value of the pre-paid card as agreed upon between Shengjing and the Group. This service fee is recorded as a sales and marketing expense.

The PRC subsidiaries and the VIEs are subject to business tax and related surcharges and value added tax on the revenues earned for services provided and products sold in the PRC. The applicable business tax rate varies from 3% to 5% and the rate of value added tax varies from 3% to 17%. In the accompanying consolidated statements of operations and comprehensive income, business tax and related surcharges for revenues derived from on-line games are deducted from gross receipts to arrive at net revenues.

Other Revenues

Other revenues are principally comprised of overseas revenues generated from game licensing and game operations as well as advertising revenues.

The Group enters into licensing arrangements with overseas licensees to operate its MMORPGs and advanced casual games in other countries or territories. These licensing agreements provide two revenue streams, consisting of an initial license fee and a monthly revenue-based royalty fee. The initial license fee is based on a fixed amount and recognized ratably over the term of the license. The monthly revenue-based royalty fee is recognized when earned, provided that collectability is reasonably assured.

The overseas game operations revenue is recognized in line with online game revenue recognition principles.

Overseas game revenues amounted to approximately RMB59.4 million, RMB104.6 million and RMB229.9 million during the years ended December 31, 2009, 2010 and 2011, respectively.

Advertising revenues are derived from online advertising whereby the Company allows advertisers to place advertisements on particular areas of its platform, in particular formats and over particular periods of time. Advertising revenues from online advertising arrangements are recognized ratably over the contract period of display when the collectability is reasonably assured. Advertising revenues amounted to approximately nil, RMB59.1 million and RMB56 million during the years ended December 31, 2009, 2010 and 2011, respectively.

(19) Deferred revenue

For online game revenue, deferred revenue represents proceeds received by Shengjing from distributors relating to the sale of pre-paid cards which are activated or charged to the respective player game accounts by players, but which have not been consumed by the players or expired. For overseas licensing revenues, deferred revenues represent the unamortized balance of the initial license fee paid by overseas licensees. Non-current deferred revenues are primarily comprised of unamortized upfront license fees to be recognized beyond the next 12 months.

(20) Deferred licensing fees and related costs

Upon the receipt of proceeds from Shengjing which can be specifically attributed to certain online games, the Group is obligated to pay on-going licensing fees in the form of royalties and other costs related to such proceeds, including business tax and related surcharges. As revenues are deferred (Note 2(19)), the related on-going licensing fees and costs are also deferred. The deferred licensing fees and related costs are recognized in the consolidated statements of operations and comprehensive income in the period in which the related proceeds received from Shengjing are recognized as revenue.

(21) Cost of revenues

Cost of revenue consists primarily of platform service fees, upfront and ongoing licensing fees, salary and benefits, share-based compensation, depreciation and amortization expenses and other expenses incurred by the Group and are recorded on an accrual basis.

(22) General and administrative

General and administrative expenses consist primarily of salary and benefits for general management, finance and administrative personnel, professional service fees, business tax expense, share-based compensation, and other expenses. The business tax expense primarily relates to services and licensing fees paid by the VIEs to the PRC subsidiaries.

(23) Product development

Product development costs consist primarily of salaries and benefits, depreciation expenses, outsourced game development expenses, share-based compensation and other expenses incurred by the Group to develop, maintain, monitor and manage the Group's online gaming products, software and websites, and are recorded on an accrual basis.

(24) Sales and marketing

Sales and marketing costs consist primarily of advertising and market promotion expenses, salaries and benefits, share-based compensation, and other expenses incurred by the Group's sales and marketing personnel, and the agency expenses paid to Shengjing. Sales and marketing costs are recorded on an accrual basis. Advertising and marketing promotion expenses amounted to approximately RMB175.0 million, RMB199.3 million and RMB169.5 million during the years ended December 31, 2009, 2010 and 2011, respectively.

(25) Share-based compensation

The Group follows ASC 718, which requires all share-based payments to employees and directors, including grants of employee stock options and restricted shares, to be recognized as compensation expense in the financial statements over the vesting period of the award based on the fair value of the award determined at the grant date. The valuation provisions of ASC 718 apply to new awards, to awards granted to employees and directors before the adoption of ASC 718 whose related requisite services had not been provided, and to awards which were subsequently modified or cancelled. Under ASC 718, the number of share-based awards for which the service is not expected to be rendered for the requisite period should be estimated, and the related compensation cost not recorded for that number of awards. The Group has applied the provisions of ASC 718-10-S99 regarding the United States Securities and Exchange Commission's ("SEC") interpretation of ASC 718 and the valuation of share-based payments for public companies.

In accordance with ASC 718, the Group has recognized share-based compensation expenses, net of a forfeiture rate, using the straight-line method for awards with graded vesting features and service conditions only, and using the graded-vesting attribution method for awards with graded vesting features and performance conditions.

(26) Leases

Leases where substantially all the rewards and risks of ownership of assets remain with the leasing company are accounted for as operating leases. Other leases are accounted for as capital leases. Payments made under operating leases, net of any incentives received by the Group from the leasing company, are charged to the consolidated statements of operations and comprehensive income on a straight-line basis over the lease periods.

(27) Taxation

Income taxes reflected in the Group's consolidated statements of operations and comprehensive income are provided on the taxable income of each subsidiary on the separate tax return basis.

Deferred income taxes are provided using the liability method in accordance with ASC 740 "Income Taxes". Under this method, deferred income taxes are recognized for the tax consequences of temporary differences by applying enacted statutory rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The tax base of an asset or liability is the amount attributed to that asset or liability for tax purposes. The effect on deferred taxes of a change in tax rates is recognized in income in the period of change. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion of, or all of the deferred tax assets will not be realized.

The Company follows ASC 740-10-25 guidance regarding uncertain tax positions which prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by tax authorities. The amount recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Company did not have any interest and penalties associated with uncertain tax positions and did not have any liabilities for unrecognized tax benefits arising from uncertain tax positions for the years ended December 31, 2009, 2010 and 2011.

(28) Statutory reserves

China

The PRC subsidiaries and the VIEs are required on an annual basis to make appropriations of retained earnings set at certain percentage of after-tax profit determined in accordance with PRC accounting standards and regulations ("PRC GAAP").

The PRC subsidiaries must make appropriations to one or more of the following, (i) the general reserve, (ii) the enterprise expansion fund, and (iii) the staff bonus and welfare fund in accordance with the Law of the PRC on Enterprises Operated Exclusively with Foreign Capital. The general reserve fund requires annual appropriations of 10% of after-tax profit (as determined under PRC GAAP at each year-end) until such funds have reached 50% of the company registered capital. The other fund appropriations are at the PRC subsidiaries' discretion.

The VIEs, in accordance with the PRC Company Law, must make appropriations to (i) the statutory reserve fund and (ii) the discretionary surplus fund. The statutory reserve fund requires annual appropriations of 10% of after-tax profit (as determined under PRC GAAP at each year-end) until such funds have reached 50% of the company's registered capital. The discretionary surplus fund is at the VIEs' discretion.

The general reserve fund and statutory reserve fund can only be used for specific purposes, such as setting off the accumulated losses, enterprise expansion or increasing the registered capital. The enterprise expansion fund can be used to expand production and operations or to increase the registered capital.

Appropriations to these funds are classified in the consolidated balance sheets as statutory reserves. During the years ended December 31, 2009, 2010 and 2011, the Group made total appropriations to these statutory reserves of approximately RMB13.2 million, RMB14.5 million and RMB5.5 million, respectively.

There are no legal requirements in the PRC to fund these reserves by transfer of cash to restricted accounts, and the Group does not do so.

Korea

Actoz and Eyedentity are required to appropriate, as the legal reserves, the amount equivalent to a minimum of 10% of cash dividends paid until such reserves equals 50% of their issued capital stock in accordance with the Commercial Code of Korea. The reserves are not available for the payment of cash dividends, but may be transferred to capital stock by an appropriate resolution of the company's board of directors or used to reduce accumulated deficit, if any, with the ratification of the company's majority shareholders. As Actoz and Eyedentity did not declare or pay cash dividends, the Group did not make appropriations to these legal reserves.

(29) Dividends

In January, May and June 2009, the Company declared cash dividends in the aggregate amount of US$102.6 million (equivalent to RMB700.4 million) or US$0.19 per ordinary share, payable only to Shanda. Dividends of the Company are recognized when declared. As of December 31, 2009, the Company had paid Shanda all the dividends declared in 2009. No dividend was declared by the Company in 2010.

In November 2011, the Company declared cash dividends in the aggregate amount of US$289.7 million (equivalent to RMB1,823.3 million) or US$0.51 per ordinary share (US$1.02 per American Depositary Share (ADS)) to all shareholders or ADS holders of record as of December 20, 2011 (the "record date"). The cash dividends were paid in January 2012. Dividends of US$208.6 million were paid to the Company's parent company and controlling shareholder, Shanda Interactive Entertainment Limited.

Relevant laws and regulations permit payments of dividends by the PRC and Korean subsidiaries and affiliated companies only out of their retained earnings, if any, as determined in accordance with respective accounting standards and regulations (see Note 2(28)).

In addition, since a significant amount of the Group's future revenues will be denominated in RMB, the existing and any future restrictions on currency exchange may limit the Group's ability to utilize revenues generated in RMB to fund the Group's business activities outside China, if any, or expenditures denominated in foreign currencies.

(30) Earnings per share

Basic earnings per ordinary share attributable to Shanda Games Limited's shareholders are computed using the weighted average number of ordinary shares outstanding during the year. Diluted earnings per ordinary share attributable to Shanda Games Limited's shareholders are computed using the weighted average number of ordinary shares and, if dilutive, potential ordinary shares outstanding during the year. Potential ordinary shares consist of shares issuable upon the exercise of stock options for the purchase of ordinary shares and the settlement of restricted share units and are accounted for using the treasury stock method. Potential ordinary shares are not included in the denominator of the diluted earnings per share calculation when inclusion of such shares would be anti-dilutive.

(31) Comprehensive income

Comprehensive income is defined as the change in equity of a company during the period from transactions and other events and circumstances excluding transactions resulting from investments from owners and distributions to owners. Accumulated other comprehensive loss, as presented on the accompanying consolidated balance sheets, consists of cumulative foreign currency translation adjustments and unrealized gain/(loss) on marketable securities.

(32) Segment reporting

Based on the criteria established by ASC 280, the Company currently operates and manages its business as a single operating and single reportable segment, whose business is developing and operating online games. As the Company generates substantially all of its revenues from customers in the PRC, no geographical segments are presented. In addition, substantially all of the Company's long-lived assets are located in the PRC.

(33) Fair value measurements

The Group does not have any non-financial assets or liabilities that are recognized or disclosed at fair value in the financial statements on a recurring basis.

Fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or a liability. A three-tier fair value hierarchy is established as a basis for considering such assumptions and for inputs used in the valuation methodologies in measuring fair value: (Level 1) observable inputs such as quoted prices in active markets; (Level 2) inputs other than the quoted prices in active markets that are observable either directly or indirectly, or quoted prices in less active markets; and (Level 3) unobservable inputs with respect to which there is little or no market data, which require the Group to develop its own assumptions.

The Group's financial instruments consist principally of cash and cash equivalents, restricted cash, short-term investments, time deposits with maturity over one year, marketable securities, accounts receivable, amounts due from/to related parties, prepayments and other current assets, , short-term borrowings, accounts payable, licensing fees payable, and other payables and accruals.

As of December 31, 2009, 2010 and 2011, the carrying values of cash and cash equivalent, restricted cash, short-term investments, time deposits with maturity over one year, accounts receivable, amounts due from/to related parties, prepayments and other current assets, short-term borrowings accounts payable, licensing fees payable, other payables and accruals approximated their fair values.

On a recurring basis, the Group measures the marketable securities at fair value.

As of December 31, 2009, 2010 and 2011, information about inputs for the fair value measurements of the Group's assets that are measured at fair value on a recurring basis in periods subsequent to their initial recognition is as follows:

Fair Value Measurements at Reporting Date Using
	December 31, 2009	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs

		(Level 1)	(Level 2)	(Level 3)
	RMB	RMB	RMB	RMB
Marketable securities - Common stock	9,219	9,219	-	-

	December 31, 2010	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs

		(Level 1)	(Level 2)	(Level 3)
	RMB	RMB	RMB	RMB
Marketable securities - Common stock	5,378	5,378	-	-

	December 31, 2011	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs

		(Level 1)	(Level 2)	(Level 3)
	RMB	RMB	RMB	RMB
Marketable securities - Common stock	3,837	3,837	-	-

The following table displays assets measured at fair value on a non-recurring basis as of December 31, 2010 and 2011:

			Fair Value Measurements at Reporting Date Using
	Note	December 31, 2010	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Losses

			RMB	RMB	RMB
Other long term assets	2(15)	104,484	-	-	104,484	(10,173)

	Note	December 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Losses

			RMB	RMB	RMB
Other long term assets	2(15)	326,579	-	-	326,579	(49,574)
Intangible assets	12	994,748	-	-	994,748	(23,216)

Significant unobservable inputs (Level 3) were used in measuring the fair value of the Group's other long term assets based on which the impairment losses were calculated. The Group measured the fair value of its other long term assets, which are principally made up of prepaid upfront licensing fees for development of online games, as of December 31, 2010 and 2011 using the income approach, which required the use of unobservable inputs including assumptions of projected revenue, expenses, capital spending, and other costs, as well as a discount rate calculated based on the risk profile of the online game industry and company-specific risk adjustments. Total losses of RMB10.2 million and RMB72.8 million were recognized in the years of 2010 and 2011, respectively. See Note 2(16) for further details regarding impairment evaluations for long-lived assets and amounts recognized in the statement of operations and comprehensive income.

(34) Business combinations and non-controlling interests

The Group accounts for its business combinations using the purchase method of accounting. This method requires that the acquisition cost to be allocated to the assets, including separately identifiable intangible assets, and liabilities the Group acquired based on their estimated fair values.

The Group follows ASC 805, "Business combinations." Pursuant thereto, the cost of an acquisition is measured as the aggregate of the fair values at the date of exchange of the assets given, liabilities incurred, and equity instruments issued as well as the contingent considerations and all contractual contingencies as of the acquisition date. The costs directly attributable to the acquisition are expensed as incurred. Identifiable assets, liabilities and contingent liabilities acquired or assumed are measured separately at their fair value as of the acquisition date, irrespective of the extent of any non-controlling interests. The excess of (i) the total of cost of acquisition, fair value of the non-controlling interests and acquisition date fair value of any previously held equity interest in the acquiree over (ii) the fair value of the identifiable net assets of the acquiree is recorded as goodwill. If the cost of acquisition is less than the fair value of the net assets of the subsidiary acquired, the difference is recognized directly in the income statement.

The determination and allocation of fair values to the identifiable assets acquired and liabilities assumed is based on various assumptions and valuation methodologies requiring considerable management judgment. The most significant variables in these valuations are discount rates, terminal values, the number of years on which to base the cash flow projections, as well as the assumptions and estimates used to determine the cash inflows and outflows. The Group determines discount rates to be used based on the risk inherent in the related activity's current business model and industry comparisons. Terminal values are based on the expected life of assets and forecasted life cycle and forecasted cash flows over that period. Although the Group believes that the assumptions applied in the determination are reasonable based on information available at the date of acquisition, actual results may differ from the forecasted amounts and the differences could be material.

(35) Reclassifications

Beginning from January 1, 2011, the Group combined its net revenues from MMORPGs and advanced casual games into online game revenues generated in China as the Group believes that the Group's advanced casual games share many similar features of the Group's MMORPG games, but are quite different when compared to the casual games that are available on social networking sites. The year-over-year comparison of online game revenues generated in China and other revenues has been reclassified for 2009 and 2010 to conform to this presentation.

Recent Accounting Pronouncements	12 Months Ended
Dec. 31, 2011
RECENT ACCOUNTING PRONOUNCEMENTS [Abstract]
RECENT ACCOUNTING PRONOUNCEMENTS

3. RECENT ACCOUNTING PRONOUNCEMENTS

Recently Effective

In October 2009, the Financial Accounting Standards Board, or FASB, issued ASU No. 2009-13 ("ASU 2009-13"), "Multiple-Deliverable Revenue Arrangements." ASU 2009-13 amends ASC 605-25 regarding revenue arrangements with multiple deliverables. By providing another alternative for determining the selling price of deliverables, the guidance for arrangements with multiple deliverables will allow companies to allocate consideration in multiple deliverable arrangements in a manner that better reflects the transaction economics and will often result in earlier revenue recognition. The new guidance modifies the fair value requirements of previous guidance by allowing "best estimate of selling price" in addition to vendor-specific objective evidence ("VSOE") and other vendor objective evidence ("VOE," now referred to as "TPE," standing for third-party evidence) for determining the selling price of a deliverable. A vendor is now required to use its best estimate of the selling price when VSOE or TPE of the selling price cannot be determined. In addition, the residual method of allocating arrangement consideration is no longer permitted under the new guidance. The adoption of this guidance, effective for fiscal years beginning on or after June 15, 2010, did not have an impact on the Group's consolidated financial statements.

In December 2009, the FASB issued ASU No. 2009-17, "Consolidations (Topic 810): Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities." The amendments in this update are the result of FASB Statement No. 167 "Amendments to FASB Interpretation No. 46 (R)", which is now codified as FASB ASC 810-10-50-2A "Consolidation-Overall-Disclosure-Variable Interest Entities" and is effective for interim and annual periods ending after December 15, 2009. The adoption of ASU No. 2009-17 did not have a material impact to the Group's consolidated financial statements.

In January 2010, the FASB issued ASU No. 2010-06, "Fair Value Measurements and Disclosures (Topic 820)-Improving Disclosures about Fair Value Measurements" that sets forth additional requirements and guidance regarding disclosures of fair value measurements. This ASU amends the FASB Codification to require gross presentation of activity within the Level 3 fair value measurement roll forward and details of transfers in and out of Level 1 and 2 fair value measurements. It also clarifies two existing disclosure requirements of ASC 820-10, Fair Value Measurements and Disclosures-Overall, on the level of disaggregation of fair value measurements and disclosures on inputs and valuation techniques. The final ASU does not require a sensitivity analysis for Level 3 measurements. The new requirements and guidance were effective for interim and annual periods beginning after December 15, 2009, except for the Level 3 roll forward which is effective for fiscal years beginning after December 15, 2010 (including interim periods within those fiscal years). The adoption of ASU 2010-06 had no material effect on the Group's consolidated financial statements.

In April 2010, the FASB issued ASU No. 2010-13, "Effect of Denominating the Exercise Price of a Share-Based Payment Award in the Currency of the Market in Which the Underlying Equity Security Trades". The ASU updates the guidance in ASC 718, Compensation-Stock Compensation, to clarify that share-based payment awards with an exercise price denominated in the currency of a market in which a substantial portion of the underlying equity security trades should not be considered to meet the criteria requiring classification as a liability. The updated guidance is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2010. The adoption of ASU 2010-13 did not impact the Group's consolidated financial statements.

In December 2010, the FASB issued Accounting Standards Update (ASU) No. 2010-29, "Business Combinations (Topic 805): Disclosure of Supplementary Pro Forma Information for Business Combinations". The ASU specifies that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. The ASU also expands the supplemental pro forma disclosures to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. The ASU is effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. The adoption of this guidance had no material impact to the Group's consolidated financial statements.

Recently Issued

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-04, "Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs" (ASU 2011-04). Key provisions of the amendments in ASU 2011-04 include: (1) a prohibition on grouping financial instruments for purposes of determining fair value, except in limited cases; (2) an extension of the prohibition against the use of a blockage factor to all fair value measurements; and (3) a requirement that for recurring Level 3 fair value measurements, entities disclose quantitative information about unobservable inputs, a description of the valuation process used and qualitative details about the sensitivity of the measurements. For items not carried at fair value but for which fair value is disclosed, entities will be required to disclose the level within the fair value hierarchy that applies to the fair value measurement disclosed. This ASU is effective for interim and annual periods beginning after December 15, 2011. The Group does not expect that the adoption of this guidance will have any material impact to the consolidated financial statements.

In June 2011, the FASB issued Accounting Standards Update 2011-05, "Comprehensive Income: Presentation of Comprehensive Income." The amendment requires that all non-owner changes in stockholders' equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. This guidance is effective retrospectively for interim periods and annual periods beginning after December 15, 2011. The Group does not expect the adoption of this guidance in 2012 to impact the consolidated financial statements as the Group currently presents a continuous statement of operations and comprehensive income. Further, the requirement for presentation of reclassifications from other comprehensive income to net income on a line item basis contained in the new accounting standards update is presently subject to indefinite deferral by the FASB pending further evaluation.

In September 2011, the FASB issued Accounting Standards Update 2011-08, "Testing Goodwill for Impairment" (ASU 2011-08). Under the revised guidance, entities testing for goodwill impairment have an option of performing a qualitative assessment before calculating the fair value for a reporting unit (i.e., Step 1 of the traditional goodwill impairment test). If an entity determines, on a basis of qualitative factors, that the fair value of a reporting unit is more likely than not less than the carrying amount, the first step of the two-step impairment test would be required. If it is not more likely than not that the fair value of a reporting unit is less than the carrying value, then goodwill is not considered to be impaired. ASU 2011-08 does not change how goodwill is calculated or assigned to reporting units, nor does it revise the requirement to test goodwill at least annually for impairment. This ASU is effective for interim and annual periods beginning after December 15, 2011 with early adoption permitted. The Company has not early adopted this guidance, and expects that the adoption of the guidance will not change, nor would it be expected to change, the conclusions reached in periodic impairment evaluations for goodwill.

Business Combinations	12 Months Ended
Dec. 31, 2011
BUSINESS COMBINATIONS [Abstract]
BUSINESS COMBINATIONS

4. BUSINESS COMBINATIONS

The Group completed the following acquisitions during the years ended December 31, 2009, 2010 and 2011:

Acquisition completed in 2011

In April 2011, the Group acquired a 51.85% equity interest in a game operating company which mainly provides services in East Asia, for total consideration of US$3.0 million (approximately RMB18.9 million) in cash and assumption of liabilities of RMB10.4 million. Total identifiable intangible assets acquired of approximately RMB25.7 million mainly represent trademark, software technology and customer database. The weighted average amortization period for the identifiable intangible assets acquired is 4.4 years. The goodwill associated with this acquisition is RMB5.2 million. Certain non-controlling shareholders have a right to require the Group to purchase the outstanding non-controlling interests held by them after the completion of the acquisition at a fixed price if the game operating company fails to complete an initial public offering before 2014. Therefore, upon the date of consolidation, the related non-controlling interests were recognized at fair value (using an income approach to measurement) and are presented as redeemable non-controlling interests of in the consolidated balance sheet. As the initial public offering of the game acquiree cannot be anticipated or considered probable until it happens, the redemption of the non-controlling interests is considered probable and accretion of RMB0.6 million in the redemption value was recognized in retained earnings to adjust the initial carrying amount to the redemption value of RMB14.0 million at the consolidation date. No further accretion adjustments were required after the consolidation date.

Based on an assessment of the acquired company's financial performance made by the Group and the amounts involved in the acquisition, this acquisition is not considered material to the Group. Accordingly, presentation of pro forma financial information with regard to a summary of the results of operations for the acquisition completed in 2011 is not necessary.

Acquisitions completed in 2010

(1)	Goldcool

On January 1, 2010, the Group acquired all of the equity interests of Goldcool Holdings Limited, as well as its wholly owned subsidiary Kuyin and VIE Shanghai Hongli (collectively known as "Goldcool"), one of the leading online game developers and operators in China. Pursuant to the acquisition agreement, the total purchase consideration was RMB120 million in cash.

The allocation of the purchase price to the assets acquired and liabilities assumed based on their fair values was as follows:

	RMB	Amortization Period
Cash	26,730
Other assets	14,817
Identifiable intangible assets
Trademark	9,410	20 years
Software technology	41,560	3~6 years
Customer database	6,370	5 years
Purchased in-progress research and development	23,870
Deferred tax liabilities	(17,084)
Goodwill	25,077
Current liabilities	(10,750)

Purchase price	120,000

The fair value of identifiable intangible assets was measured primarily by the income approach taking into consideration historical financial performance and estimates of future performance of Goldcool's business. The weighted average amortization period for the identifiable intangible assets acquired is 7.2 years. Purchased in-progress research and development of RMB23.9 million was capitalized as an indefinite-lived intangible asset subject to impairment testing until completion or abandonment. Total goodwill of RMB25.1 million represents the excess of the purchase price over the estimated fair value of the net tangible and identifiable intangible assets acquired and is not deductible for tax purposes. Goodwill primarily represents the expected synergies from combining game operations of the Group and Goldcool and any other intangible benefits that would accrue to the Group that do not qualify for separate recognition. In accordance with ASC 805, goodwill is not amortized but is tested for impairment.

(2)	Mochi

On January 15, 2010, the Group acquired all of the equity interests of Mochi, which operates a leading platform for distributing and monetizing browser-based games worldwide. Pursuant to the acquisition agreement, the total purchase consideration was US$64.3 million (approximately RMB438.6 million), which consisted of US$60.7 million in cash and the issuance of 622,222 Class A ordinary shares with an aggregate fair value of US$3.3 million on the acquisition date and the grant of 962,963 options to replace the outstanding employee options of Mochi with fair value of US$0.3 million which is attributable to employees' pre-combination services.

The Group also granted 2,068,219 restricted shares to the employees of Mochi on the acquisition date. The restricted shares will vest over 2 to 4 years and considered as awards for post combination services. As result, the compensation expense is being recognized on straight line basis over the vesting period.

The allocation of the purchase price to the assets acquired and liabilities assumed based on their fair values was as follows:

	RMB	Amortization Period
Cash	35,193
Other assets	17,470
Identifiable intangible assets
Trademark	218,442	20 years
Software technology	184,310	7 years
Deferred tax liabilities	(161,101)
Goodwill	163,617
Current liabilities	(15,220)
Long term liabilities	(4,118)

Purchase price	438,593

The fair value of identifiable intangible assets was measured primarily by the income approach taking into consideration historical financial performance and estimates of future performance of Mochi's business. The weighted average amortization period for the identifiable intangible assets acquired is 14.1 years. Total goodwill of RMB163.6 million represents the excess of the purchase price over the estimated fair value of the net tangible and identifiable intangible assets acquired and is not deductible for tax purposes. Goodwill primarily represents the expected synergies from combining game operations of the Group and Mochi and any other intangible benefits that would accrue to the Group that do not qualify for separate recognition.

(3)	Eyedentity

On September 1, 2010, the Group acquired all of the equity interests of Eyedentity, one of the leading online game developers in Korea. Pursuant to the acquisition agreement, the total purchase consideration was US$76.5 million (approximately RMB520.8 million) in cash. As of December 31, 2011, non-contingent purchase consideration of RMB10.0 million due on the third anniversary of the acquisition date has not yet been paid and is included as an acquisition related obligation in other payables and accruals.

The Group will pay US$2.8 million to purchase all outstanding stock options issued by Eyedentity on the acquisition date. The consideration was allocated between pre-combination and post-combination services for US$1.6 million and US$1.2 million, respectively. The pre-combination component was included as purchase consideration in the business combination and the post-combination component is being recognized as share based compensation expenses on straight line basis over the remaining vesting period. In addition, the Group will also pay the shareholders of US$ 20.1 million if they continue to provide service to Eyedentity in the three years after the acquisition. For the year ended December 31, 2010 and 2011, the Group has accrued such expense in the amounts of RMB14.8 million and RMB29.6 million, respectively.

The allocation of the purchase price to the assets acquired and liabilities assumed based on their fair values was as follows

	RMB	Amortization Period
Cash	25,600
Other assets	55,752
Identifiable intangible assets
Software technology	356,189	6~10 years
Non-compete arrangement	13,621	3 years
Purchased in-progress research and development	89,218
Deferred tax liabilities	(102,693)
Goodwill	123,425
Current liabilities	(40,313)

Purchase price	520,799

The fair value of identifiable intangible assets was measured primarily by the income approach taking into consideration historical financial performance and estimates of future performance of Eyedentity's business. The weighted average amortization period for the identifiable intangible assets acquired is 6.7 years.

Total goodwill of RMB123.4 million represents the excess of the purchase price over the estimated fair value of the net tangible and identifiable intangible assets acquired and is not deductible for tax purposes. Goodwill primarily represents the expected synergies from combining game operations of the Group and Eyedentity and any other intangible benefits that would accrue to the Group that do not qualify for separate recognition.

(4)	Unaudited Pro Forma information on 2010 acquisitions

The following unaudited pro forma consolidated financial information reflects the results of operations for the years ended December 31, 2009 and 2010, as if the respective acquisitions had occurred on January 1, 2009, and after giving effect to purchase accounting adjustments. These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of what operating results would have been had the acquisition actually taken place at the beginning of the periods presented, and may not be indicative of future operating results.

	Year Ended December 31, 2009	Year Ended December 31, 2010
	Unaudited	Unaudited
	RMB	RMB
Net revenues	4,891,796	4,525,472
Net income	1,371,506	1,285,234
Earnings per ordinary share
Basic	2.46	2.25
Diluted	2.45	2.25

The pro forma net income for 2009 and 2010 includes RMB58.6 million and RMB14.4 million for the amortization of identifiable intangible assets, as well as RMB19.1 million and RMB3.5 million for the amortization of deferred tax liabilities using the actual effective income tax rate of the respective acquired businesses in 2009 and 2010.

(5)	Other acquisitions

In July 2010, the Group acquired all of the equity interests of a global micropayment solution provider, which mainly provides the service in South East Asia. Pursuant to the acquisition agreement, the total purchase consideration was US$2.5 million (approximately RMB17.0 million) in cash. Total identifiable intangible assets acquired of approximately RMB13.7 million mainly represent the trademark and billing platform. The weighted average amortization period for the identifiable intangible assets acquired is 15.2 years.

In October 2010, the Group acquired 45% of the equity interests in Shanghai Guangyu Networking Technology Co., Ltd. ("Guangyu"), one of the leading platforms for distributing and monetizing browser-based games in China from Shanda for a total consideration of RMB10 million in cash. In October 2010, the Group acquired an additional 6% of the equity interests in Guangyu from its non-controlling shareholder for consideration of RMB0.8 million in cash. Total identifiable intangible assets acquired of approximately RMB17.3 million mainly represent the website platform. The weighted average amortization period for the identifiable intangible assets acquired is 3.4 years.

Based on an assessment of other acquisition companies' financial performance and the amounts involved in the acquisitions, none of the acquired companies on their own or in total is (are) considered material to the Group. Therefore, pro forma financial information with regard to a summary of the results of operations of the Group for the business combinations completed in 2010 is not necessary.

Acquisition completed in 2009

Chengdu Simo

In July 2009, the Group acquired all of the equity interests of Chengdu Simo, one of the leading developer and operator of MMORPGS in China. Pursuant to the acquisition agreement, the total purchase consideration was RMB148.8 million in cash, of which RMB48.8 million is due if and when a game named "Qi Xia Tian Xia" achieves a certain milestone. As of December 31, 2011, the purchase consideration of RMB48.8million has not been paid and is included as an acquisition related obligation in other payables and accruals as management has concluded the milestone has not yet been met.

The allocation of the purchase price to the assets acquired and liabilities assumed based on their fair values was as follows:

RMB
Cash	6,374
Other assets	26,885
Identifiable intangible assets	104,300
Purchased in-progress research and development	6,000
Deferred tax liabilities	(11,723)
Goodwill	53,532
Current liabilities	(36,568)

Purchase price	148,800

The fair value of identifiable intangible assets was measured primarily by the income approach taking into consideration historical financial performance and estimates of future performance of Simo's business. The weighted average amortization period required for the identifiable intangible assets acquired is 6.4 years. Purchased in-progress research and development of RMB6.0 million was capitalized as an indefinite-lived intangible asset subject to impairment testing until completion or abandonment. Total goodwill of RMB53.5 million represents the excess of the purchase price over the estimated fair value of the net tangible and identifiable intangible assets acquired and is not deductible for tax purposes. Goodwill primarily represents the expected synergies from combining game operations of the Group and Chengdu Simo and any other intangible benefits that would accrue to the Group that do not qualify for separate recognition. In accordance with ASC 805, goodwill is not amortized but is tested for impairment.

Chengdu Simo's financial results have been included in the consolidated statements of operations and comprehensive income. The amount of revenues and earnings included in the consolidated statements of operations and comprehensive income for 2009 was not material. The following unaudited pro forma consolidated financial information reflects the Group's consolidated results of operations for the year ended December 31, 2009, as if the acquisition of Chengdu Simo had occurred on January 1, 2009, and after giving effect to purchase accounting adjustments. Chengdu Simo was incorporated in 2008 and did not have any significant operations in 2008 and therefore no comparative figures are presented below. These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of what operating results would have been had the acquisition actually taken place at the beginning of the period presented and may not be indicative of future operating results.

Year Ended December 31, 2009
(in thousands, except per share data)	Unaudited RMB
Net revenues	4,835,256
Net income	1,413,837
Earnings per ordinary share
Basic	2.54
Diluted	2.53

The pro forma net income for 2009 includes RMB16.8 million for the amortization of identifiable intangible assets and the tax rate was determined using the actual effective income tax rate of Chengdu Simo in 2009.

Other Income	12 Months Ended
Dec. 31, 2011
OTHER INCOME [Abstract]
OTHER INCOME

5. OTHER INCOME

	For the years ended December 31,
	2009	2010	2011
	RMB	RMB	RMB
Government financial incentives	177,020	232,302	184,961
Foreign exchange (loss) gain	(5,290)	(5,164)	25,852
Interest expenses	(814)	(11,343)	(22,941)
Bank Charges	(141)	(410)	(10,296)
Donation expenses	-	(5,812)	(1,092)
Others	(1,331)	6,007	(5,175)

	169,444	215,580	171,309

Government financial incentives represent cash subsidies received from the government. Cash subsidies which have no defined rules and regulations to govern the criteria necessary for companies to enjoy the benefits are recognized as other income when received. Other cash subsidies received from the government, for which the Company has to meet certain obligations, are initially recorded as liabilities and recognized as other income upon fulfilling the obligations. As there is no further obligation for the Group to perform upon receipt of the government financial incentives, they are recognized as other income when received.

Taxation	12 Months Ended
Dec. 31, 2011
TAXATION [Abstract]
TAXATION

6. TAXATION

Cayman Islands

Under the current laws of the Cayman Islands, the Company is not subject to tax on its income or capital gains. In addition, upon payments of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

Hong Kong

The Group's subsidiaries incorporated in Hong Kong were subject to a 16.5% tax rate for the years ended December 31, 2009, 2010 and 2011, respectively. No Hong Kong profit tax has been provided as the Group did not have assessable profit that was earned in or derived from Hong Kong subsidiaries during the years presented.

Singapore

Games International is subject to income tax on taxable income as reported in its statutory financial statements adjusted in accordance with Singapore income tax legislation. Games International was subject to a income tax rate of 17% for the years ended December 31, 2009, 2010 and 2011.

China

In March 2007, the Chinese government enacted the Corporate Income Tax Law and promulgated Implementing Regulations for the PRC Corporate Income Tax Law. The law and regulations went into effect on January 1, 2008. The Corporate Income Tax Law, among other things, imposes a unified income tax rate of 25% for both domestic and foreign invested enterprises. The Corporate Income Tax Law provides a five-year transitional period for those entities established before March 16, 2007, which enjoyed a favorable income tax rate of less than 25% under the previous income tax laws and rules, to gradually shift to a tax rate of 25%.

On April 14, 2008, relevant governmental regulatory authorities released qualification criteria, application procedures and assessment processes for "high and new technology enterprises", which will be entitled to a favorable statutory tax rate of 15%. On July 8, 2008, relevant governmental regulatory authorities further clarified that new technology enterprises previously qualified under the previous income tax laws and rules as of December 31, 2007 would be allowed to enjoy grandfather treatment for their unexpired tax holidays, on condition that they have been re-approved for "high and new technology enterprise" status under the regulations released on April 14, 2008. An enterprise's qualification as a "high and new technology enterprise" is re-assessed by the relevant PRC governmental authorities every three years.

In December 2008, Shengqu, Shanghai Shulong and Chengdu Aurora were recognized as "high and new technology enterprises". Accordingly, these entities are entitled to a preferential tax rate of 15% for three years, which is effective retroactively from January 1, 2008. Lansha was also recognized as a high and new technology enterprise in 2010. In addition, as Shengqu also qualified as a key national software enterprise for the year of 2008 and 2009, it was subject to a preferential income tax rate of 10% for these two years. Shengqu did not qualify as a key national software enterprise in 2010 and 2011 and was subject to the 15% high and new technology enterprise income tax rate in 2010 and 2011.

In 2011, Shengqu and Chengdu Aurora were approved to be qualified for the "high and new technology enterprises" and are entitled to a preferential tax rate of 15% for the years of 2011, 2012 and 2013. In addition, as Chengdu Aurora is also qualified as "software development enterprise", it was granted a three year 50% enterprise income tax ("EIT") reduction ("tax holiday") on its taxable income with a preferential income tax rate of 12.5% for the years of 2009, 2010 and 2011. Shanghai Shulong was subject to 25% income tax rate in 2011.

In April 2010, Shengji, as "a software development enterprise", was granted a two-year EIT exemption and followed by a three year 50% EIT reduction on its taxable income, which is effective retroactively from January 1, 2009. Accordingly, Shengji was subject to a preferential income tax rate of 0% for the years ended December 31, 2009 and 2010, and subject to 12.5% for the years of 2011, 2012 and 2013.

The Corporate Income Tax Law also imposes a 10% withholding income tax for dividends distributed by a foreign invested enterprise to its immediate holding company outside China, which were exempted under the previous income tax laws and rules. Holding companies in Hong Kong, for example, are subject to a 5% withholding tax rate. All foreign invested enterprises are subject to withholding tax on dividend distributions effective from January 1, 2008. Shengqu distributed profit to its immediate holding company in Hong Kong in the fourth quarter of 2009 and a withholding tax was accrued based on a 5% withholding tax rate with amount of RMB69.6 million. The Group accrued no withholding tax in the year of 2010 as there were no dividend distributions planned for the year ended December 31, 2010. As of December 31, 2011, in light of the special dividend declared to shareholders described in Note 2(29) and the necessity of distributing a portion of accumulated profits for such dividend, a withholding tax was accrued based on a 5% tax rate with the amount of RMB116.5 million for all the undistributed profits in the PRC subsidiaries.

Korea

Actoz and Eyedentity are subject to income tax on taxable income as reported in their statutory financial statements adjusted in accordance with the Corporate Income Tax Law of the Republic of Korea (the "Korea Income Tax Laws"). Under the Korean Income Tax Laws, corporations were subject to a tax rate of 12.1% for the year ended December 31, 2009 (or 24.2% if the corporation's taxable income was greater than KRW200 million for such year); 11% for the year ended December 31, 2010 and 2011 (or 24.2% if the corporation's taxable income was greater than KRW200 million for such year). The foregoing tax rates include resident tax surcharges in accordance with the Korea Income Tax Laws and local tax laws. Actoz was subject to a tax rate of 24.2% in 2009, 2010 and 2011.

Under the Special Tax Treatment Control Law of Korea, Eyedentity, as a small and medium-sized venture company, was entitled to a 50% reduction in corporate income tax on its taxable income. However, after acquisition of Eyedentity, Eyedentity no longer qualified as a small and medium-sized venture company and was subject to the standard statutory corporate income tax rate. Eyedentity was subject to a tax rate of 24.2% in 2010 and 2011.

Pursuant to the Korea Income Tax Laws, dividends distributed by a foreign invested enterprise to its immediate holding company outside Korea will be subject to a 15% withholding tax, unless any such foreign investor's jurisdiction of incorporation has a tax treaty with Korea that provides for a different withholding arrangement. According to the Korea and Singapore Taxation Arrangement, dividends paid by a foreign invested enterprise in Korea to its direct holding company in Singapore will be subject to withholding tax at a rate of no more than 10%. (if the foreign investor owns directly at least 25% of the shares of the foreign invested enterprise.) Eyedentity planned to distribute dividends to its immediate holding company in Singapore in 2012, and a withholding tax was accrued on a 10% withholding tax rate with amount of RMB17.5 million as of December 31, 2011.

United States

Mochi is subject to income tax on taxable income determined in accordance with the Internal Revenue Code of the United States.

Composition of income tax expense

Earnings before income taxes for the years ended December 31, 2009, 2010, and 2011 were taxed within the following jurisdictions:

	For the years ended December 31,
	2009	2010	2011
	RMB	RMB	RMB
PRC mainland entities	1,980,862	1,640,669	1,662,221
Non-PRC mainland entities	(50,579)	(30,274)	119,050

Total	1,930,283	1,610,395	1,781,271

The current and deferred portions of income tax expense included in the consolidated statements of operations and comprehensive income during the years ended December 31, 2009, 2010 and 2011 are as follows:

	For the years ended December 31,
	2009	2010	2011
	RMB	RMB	RMB
Current income tax expense
PRC mainland entities	286,085	237,793	302,621
Non-PRC mainland entities	72,019	72,325	98,441

Total	358,104	310,118	401,062

Deferred income tax expense (benefit)
PRC mainland entities	(25,511)	4,584	(14,962)
Non-PRC mainland entities	26,448	(14,350)	(34,800)

Total	937	(9,766)	(49,762)

Withholding tax
PRC mainland entities	-	-	-
Non-PRC mainland entities	69,635	-	133,978

Total	69,635	-	133,978

Income tax expense
PRC mainland entities	260,574	242,377	287,659
Non-PRC mainland entities	168,102	57,975	197,619

Total	428,676	300,352	485,278

Reconciliation of the differences between statutory tax rate and the effective tax rate

The reconciliations between the statutory EIT rate and the Group's effective tax rate for the years ended December 31, 2009, 2010 and 2011 are as follows:

	For the years ended December 31,
	2009	2010	2011
Statutory income tax rate	25%	25%	25%
Tax differential from statutory rate applicable to PRC subsidiaries and the VIEs	(12)%	(7)%	(7)%
Tax differential from statutory rate applicable to overseas subsidiaries	-	-	-
Enacted tax rate change	-	-	-
Effect of tax holidays	-	(5)%	(1)%
Effect of withholding taxes	4%	-	8%
Effect of change in valuation allowance	4%	4%	1%
Non-deductible expenses incurred in PRC	1%	1%	1%
Others	-	1%	-

Effective income tax rate	22%	19%	27%

Tax holidays, as included in the reconciliation table above and the tabular disclosure below, specifically refer to the 50% EIT reductions described for certain entities in the "China" section of this Note. The aggregate amount and per share effect of the tax holidays are as follows:

	For the years ended December 31,
	2009	2010	2011
(in thousands, except per share data)	RMB	RMB	RMB
Aggregate effect	-	84,367	25,463
Basic ordinary share effect	-	0.15	0.04
Diluted ordinary share effect	-	0.15	0.04

Significant components of deferred tax assets and deferred tax liabilities are as follows:

	December 31, 2010	December 31, 2011
	RMB	RMB
Deferred tax assets
Licensing fees and related costs and deferred revenues	29,268	31,317
Other temporary differences	69,693	80,634
Foreign tax credits of Actoz and Eyedentity	156,940	174,938
Development costs	10,755	3,433
Less: Valuation allowance	(180,169)	(189,219)

Total deferred tax assets, net of valuation allowance	86,487	101,103

Deferred tax liabilities
Intangible assets arising from business combinations	297,200	260,186
Withholding taxes	69,684	72,910

Total deferred tax liabilities	366,884	333,096

Movement of valuation allowances

	For the years ended December 31,
	2009	2010	2011
	RMB	RMB	RMB
Balance at beginning of year	41,610	123,949	180,169
Current year additions	82,339	56,220	9,050

Balance at end of year	123,949	180,169	189,219

Valuation allowances have been provided on the net deferred tax assets due to the uncertainty surrounding their realization. As of December 31, 2009, 2010 and 2011, the majority of valuation allowances were provided because it was more likely than not that the Group would not be able to utilize certain foreign tax credit carry forwards generated by a subsidiary. If events occur in the future that allow the Group to realize more of its deferred tax assets than the presently recorded amount, an adjustment to the valuation allowances will increase net income when those events occur.

As of December 31, 2011, total tax credit carry forwards of KRW12,907 million (equivalent to RMB70.3 million), KRW9,560 million (equivalent to RMB52.0 million) and KRW9,014 million (equivalent to RMB49.1 million) will expire in 2015, 2016 and 2017, respectively.

Earnings Per Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Abstract]
EARNINGS PER SHARE

7. EARNINGS PER SHARE

Basic and diluted net income per ordinary share attributable to the Company's shareholders is calculated in accordance with ASC 260, "Earnings Per Share." Reconciliations of the numerator and denominator of the per-share computations for the years ended December 31, 2009, 2010 and 2011 as follows:

	For the years ended December 31,
	2009	2010	2011
(in thousands, except share and per share data)	RMB	RMB	RMB
Numerator:
Net income attributable to Shanda Games Limited's ordinary shareholders for basic and diluted earnings	1,452,972	1,288,821	1,264,316

Denominator:
Weighted-average ordinary shares outstanding for basic calculation	556,575,353	570,645,594	567,138,809
Dilutive effect of share options	2,986,054	149,463	39,884
Dilutive effect of restricted shares	39,464	-	-

Denominator for diluted calculation	559,600,871	570,795,057	567,178,693

Net income per ordinary share attributable to Shanda Games Limited's shareholders -basic	2.61	2.26	2.23

Net income per ordinary share attributable to Shanda Games Limited's shareholders -diluted	2.60	2.26	2.23

For 2009, 2010 and 2011, the Group excluded 2,791,574, 33,587,516 and 24,637,080, respectively, outstanding weighted average stock options from the calculation of diluted earnings per common share because their effects were anti-dilutive.

Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2011
CASH AND CASH EQUIVALENTS [Abstract]
CASH AND CASH EQUIVALENTS

8. CASH AND CASH EQUIVALENTS

Cash and cash equivalents as of December 31, 2011 include cash balances held by the VIEs of approximately RMB294.7 million. These cash balances cannot be transferred to the Company by dividend, loan or advance according to existing PRC laws and regulations (Note 27). However, these cash balances can be utilized by the Group for its normal operations pursuant to various agreements which enable the Group to substantially control the VIEs as described in Note 2(3) for its normal operations.

Included in the cash and cash equivalents are cash balances denominated in U.S. dollars of approximately US$57.1 million and US$96.1 million (approximately RMB359.2 million and RMB605.0 million) as of December 31, 2010 and 2011, respectively, and cash balances denominated in Korean Won of approximately KRW14,913.9 million and KRW10,568.0 million (approximately RMB87.8 million and RMB57.5 million) as of December 31, 2010 and 2011, respectively.

Accounts Receivable	12 Months Ended
Dec. 31, 2011
ACCOUNTS RECEIVABLE [Abstract]
ACCOUNTS RECEIVABLE

9. ACCOUNTS RECEIVABLE

	December 31, 2010	December 31, 2011
	RMB	RMB
Accounts receivable	52,305	75,866
Less: Allowance for doubtful accounts	(3,919)	(3,109)

	48,386	72,757

The movement of the allowance for doubtful accounts during the years ended December 31, 2009, 2010 and 2011 are as follows:

	For the Years Ended December 31,
	2009	2010	2011
	RMB	RMB	RMB
Balance at beginning of year	8,853	2,041	3,919
Add: Current year additions	1,673	3,420	1,752
Less: Current year reversal	-	(30)	-
Current year write-offs	(8,485)	(1,512)	(2,137)
Foreign currency translation	-	-	(425)

Balance at end of year	2,041	3,919	3,109

Investments in Affiliated Companies	12 Months Ended
Dec. 31, 2011
INVESTMENTS IN AFFILIATED COMPANIES [Abstract]
INVESTMENTS IN AFFILIATED COMPANIES

10. INVESTMENTS IN AFFILIATED COMPANIES

The following table includes the Group's carrying amount and percentage ownership of the investments in affiliated companies as of December 31, 2011 and the carrying amount as of December 31, 2010:

	December 31, 2010	December 31, 2011
	RMB	RMB	Percentage Ownership
Anipark Co., Ltd. ("Anipark")	3,023	3,077	11%
Shanghai Qiyu Information Technology Co., Ltd. ("Shanghai Qiyu")	829	829	20%
Xiamen Lianyu Science and Technology Co., Ltd. ("Xiamen Lianyu")	297	297	30%
Fuzhou Lingyu Computer Technology Co., Ltd. ("Fuzhou Lingyu")	319	319	30%
Shenzhen Youyou Digital Technology Co., Ltd.("Shenzhen Youyou")	2,197	-	30%
Chongqing Xiaoheiwu Technology Co., Ltd. ("Chongqing Xiaoheiwu")	151	38	23%
Shijiazhuang Hailan Online Game Development Co., Ltd. ("Shijiangzhuang Hailan")	3,661	-	23%
Shanghai Lantian Information Technology Co., Ltd. ("Shanghai Lantian")	2,866	2,690	23%
Beijing Yicheng Tianxia Technology Co., Ltd. ("Beijing Yicheng Tianxia")	7,842	3,460	40%
Shanghai Maishi Information Technology Co., Ltd. ("Shanghai Maishi")	5,229	4,578	20%
Chengdu Awata Network Technology Co., Ltd. ("Chengdu Awata")	5,000	3,989	20%
WIP-KIF MCI Investment Fund("MCI Investment Fund")	-	4,186	27%
Shanghai Shimai Information Technology Co., Ltd("Shanghai Shimai")	-	2,050	25%
Shanghai Siyuan Digital Technology Co.; Ltd("Shanghai Siyuan"	-	1,941	20%
Beijing Chenkang Technology Co., Ltd("Beijing Chenkang")	-	9,820	25%
Others	38	608	6~49%

Total	31,452	37,882

The movement of the investments in affiliated companies is as follows:

	Balances at January 1, 2009	Investments	Share of Profits / (Losses)	Amortization of Identifiable Intangible Assets, Net of Tax	Other Equity Movement	Transferred Out to Related Party	Balances at December 31, 2009
	RMB	RMB	RMB	RMB	RMB	RMB	RMB
Shanghai Weilai Information Technology Co., Ltd	3,333	11,667	(15,000)	-	-	-	-
Beijing Zhongcheng Cooperation and Technology Development Co., Ltd	6,069	5,731	(11,800)	-	-	-	-
Anipark	3,910	-	2,194	-	647	-	6,751
Shanghai Caiqu Network Technology Co., Ltd	4,000	-	340	(340)	-	(4,000)	-
Shanghai Qiyu	960	-	(71)	(60)	-	-	829
Xiamen Lianyu	374	-	142	(11)	-	-	505
Fuzhou Lingyu	-	1,000	(681)	-	-	-	319
Chengdu Sunray Technology Co., Ltd.	4,570	-	(4,570)	-	-	-	-
Beijing Chuanyue Shidai Information Co., Ltd.	178	-	(178)	-	-	-	-
Shenzhen Youyou	127	-	(4)	-	-	-	123
Others	-	208	(32)	-	-	-	176

Total	23,521	18,606	(29,660)	(411)	647	(4,000)	8,703

	Balances at January 1, 2010	Investments	Share of Profits / (Losses)	Other Equity Movement	Balances at December 31, 2010
	RMB	RMB	RMB	RMB	RMB
Anipark	6,751	-	(3,851)	123	3,023
Shanghai Qiyu	829	-	-	-	829
Xiamen Lianyu	505	-	(208)	-	297
Fuzhou Lingyu	319	-	-	-	319
Shenzhen Youyou	123	3,000	(926)	-	2,197
Chongqing Xiaoheiwu	-	-	151	-	151
Shijiazhuang Hailan	-	4,000	(339)	-	3,661
Shanghai Lantian	-	3,000	(134)	-	2,866
Beijing Yicheng Tianxia	-	8,000	(158)	-	7,842
Shanghai Maishi	-	4,800	429	-	5,229
Chengdu Awata	-	5,000	-	-	5,000
Others	176	202	(340)	-	38

Total	8,703	28,002	(5,376)	123	31,452

	Balances at January 1, 2011	Investments	Share of Profits / (Losses)	Impairment	Other Equity Movement	Balances at December 31, 2011
	RMB	RMB	RMB	RMB	RMB	RMB
Anipark	3,023	-	2,386	-	(2,332)	3,077
Shanghai Qiyu	829	-	-	-	-	829
Xiamen Lianyu	297	-	-	-	-	297
Fuzhou Lingyu	319	-	-	-	-	319
Shenzhen Youyou	2,197	-	-	(2,197)	-	-
Chongqing Xiaoheiwu	151	-	(113)	-	-	38
Shijiazhuang Hailan	3,661	-	(267)	(3,394)	-	-
Shanghai Lantian	2,866	-	(176)	-	-	2,690
Beijing Yicheng Tianxia	7,842	-	(4,382)	-	-	3,460
Shanghai Maishi	5,229	-	(651)	-	-	4,578
Chengdu Awata	5,000	-	(1,011)	-	-	3,989
MCI Investment Fund	-	4,324	(171)	-	33	4,186
Shanghai Shimai	-	1,733	317	-	-	2,050
Shanghai Siyuan	-	2,000	(59)	-	-	1,941
Beijing Chenkang	-	10,000	(180)	-	-	9,820
Others	38	917	(106)	-	(241)	608

Total	31,452	18,974	(4,413)	(5,591)	(2,540)	37,882

Property and Equipment	12 Months Ended
Dec. 31, 2011
PROPERTY AND EQUIPMENT [Abstract]
PROPERTY AND EQUIPMENT

11. PROPERTY AND EQUIPMENT

Property and equipment and its related accumulated depreciation as of December 31, 2010 and 2011 are as follows:

	December 31, 2010	December 31, 2011
	RMB	RMB
Computer equipment	376,864	422,983
Leasehold improvements	13,745	22,757
Furniture and fixtures	30,842	29,493
Motor vehicles	12,663	10,500
Less: Accumulated depreciation	(238,694)	(255,258)

Net book value	195,420	230,475

Depreciation expense for the years ended December 31, 2009, 2010 and 2011 was approximately RMB44,797, RMB57,017 and RMB74,439, respectively.

Intangible Assets	12 Months Ended
Dec. 31, 2011
INTANGIBLE ASSETS [Abstract]
INTANGIBLE ASSETS

12. INTANGIBLE ASSETS

Intangible assets consist of upfront licensing fees paid to online game licensors, software and copyrights, and intangible assets arising from business combinations. Gross carrying amounts, accumulated amortization and net book value of the Group's intangible assets as of December 31, 2010 and 2011 are as follows:

	December 31, 2010	December 31, 2011
	RMB	RMB
Gross carrying amounts:
Upfront licensing fee paid	503,308	473,471
Software, copyrights and others	117,510	145,184
Intangible assets arising from business combinations
- Software technologies	802,809	806,407
- Non-compete arrangements	34,848	34,848
- Trademarks	294,270	308,492
- In-progress research and development with definite life	26,942	26,942
- Customer databases	6,370	14,271

	1,786,057	1,809,615

Less: accumulated amortization
Upfront licensing fees paid	(294,459)	(397,888)
Software, copyrights and others	(105,677)	(114,183)
Intangible assets arising from business combinations
- Software technologies	(153,689)	(284,165)
- Non-compete arrangements	(8,040)	(16,780)
- Trademarks	(23,315)	(40,984)
- In-progress research and development with definite life	(5,062)	(9,041)
- Customer databases	(1,274)	(4,304)

	(591,516)	(867,345)

Add: Gross carrying amount of intangible assets with indefinite life
- In-progress research and development with indefinite life	95,218	95,218

Less: Impairment for upfront licensing fees paid and intangible assets arising from business combinations	(20,095)	(42,740)

Net book value	1,269,664	994,748

Amortization expense for the years ended December 31, 2009, 2010 and 2011 amounted to approximately RMB151,852, RMB246,579 and RMB278,375, respectively.

The estimated aggregate amortization expense for each of the five succeeding fiscal years is as follows:

Amortization
RMB
2012	208,262
2013	176,507
2014	162,181
2015	147,739
2016	107,110

Total	801,799

Goodwill	12 Months Ended
Dec. 31, 2011
GOODWILL [Abstract]
GOODWILL

13. GOODWILL

The changes in the carrying amount of goodwill from significant acquisitions are as follows:

	Actoz	Chengdu Aurora	Shanghai Shulong	Chengdu Simo	Goldcool	Mochi	Eyedentity	Others	Total
	RMB
Balance as of December 31, 2009	86,479	26,130	3,934	53,532	-	-	-	-	170,075
Acquisitions in 2010	-	-	-	-	25,077	163,617	123,425	4,713	316,832

Balance as of December 31, 2010	86,479	26,130	3,934	53,532	25,077	163,617	123,425	4,713	486,907
Acquisitions in 2011	-	-	-	-	-	-	-	5,209	5,209

Balance as of December 31, 2011	86,479	26,130	3,934	53,532	25,077	163,617	123,425	9,922	492,116

Goodwill arising from business combination completed in 2010 and 2011 has been allocated to the respective reporting unit of the Group. Goodwill is not amortized but is reviewed annually for impairment. The Group performed goodwill impairment tests in October of 2010 and 2011, and determined that the Group's goodwill was not impaired.

Short-Term Borrowings	12 Months Ended
Dec. 31, 2011
SHORT-TERM BORROWINGS [Abstract]
SHORT-TERM BORROWINGS

14. SHORT-TERM BORROWINGS

Short-term borrowings as of December 31, 2010 and 2011 are as follows:

	December 31, 2010	December 31, 2011
	RMB	RMB
Borrowing from China Merchant Bank	-	829,829
Borrowing from Shanghai Pudong Development Bank	-	8,689
Borrowing from Pingan Bank	-	19,000
Borrowing from others	-	1,331

Total short-term borrowings	-	858,849

In May 2011, the Group obtained a borrowing of US$81.0 million (equivalent to RMB510.4 million), which is repayable in May 2012, from China Merchant Bank. In September 2011, the Group obtained a borrowing of US$50.7 million (equivalent to RMB319.4 million), repayable in September 2012, from China Merchant Bank. These two borrowings were collateralized by a pledge of short-term investments with amounts of RMB541.5 million and RMB332.5 million, and carried interest rates of 2.54% and 2.51% per annum, respectively.

In December 2011, the Group obtained a borrowing of RMB8.7 million, repayable in April 2012, from Shanghai Pudong Development Bank. The borrowing was collateralized by a pledge of short term investments of RMB20.0 million and carries an interest rate of 5.49% per annum.

In December 2011, the Group obtained a borrowing of RMB19.0 million, repayable in April 2012, from Pingan Bank. The borrowing was collateralized by a pledge of short term investments of RMB20.0 million and carries an interest rate of 6.41% per annum.

The movement of short-term borrowings during the years ended December 31, 2010 and 2011 are as follows:

	For the Years Ended December 31,
	2010	2011
	RMB	RMB
Balance at beginning of year	15,000	-
Add: Current year additions	-	876,850
Current year additions from acquisition	-	2,421
Less: Current year repayment	(15,000)	(1,090)
Foreign currency translation	-	(19,332)

Balance at end of year	-	858,849

Other Payables and Accruals	12 Months Ended
Dec. 31, 2011
OTHER PAYABLES AND ACCRUALS [Abstract]
OTHER PAYABLES AND ACCRUALS

15. OTHER PAYABLES AND ACCRUALS

	December 31, 2010	December 31, 2011
	RMB	RMB
Salary and welfare payable	15,523	17,369
Accrued bonus	81,407	106,371
Unpaid rental for server software	1,044	5,810
Accrued professional service fee	6,717	12,772
Acquisition related obligation (Note 4)	61,826	58,771
Unpaid advertisement and promotion fee	146,320	142,911
Payables to employees relating to exercise of options (Note 2(7))	5,432	10,343
Interest payable	-	10,579
Other payables	47,781	51,051

Total	366,050	415,977

Ordinary Shares	12 Months Ended
Dec. 31, 2011
ORDINARY SHARES [Abstract]
ORDINARY SHARES

16. ORDINARY SHARES

Upon incorporation of Shanda Games (HK) in December 2007, Shanda subscribed for 55,000,000 shares at a par value of US$1.00 per ordinary share in Shanda Games (HK). In turn, Shanda paid US$45 million, equivalent to RMB328.9 million out of the total payable of US$55 million to Shanda Games (HK). Following the Reorganization on July 1, 2008, Shanda transferred all of its 55,000,000 ordinary shares in Shanda Games (HK) to the Company in exchange for the issuance of 54,999,999 ordinary shares of the Company. Together with the 1 ordinary share owned by Shanda upon the incorporation of the Company, Shanda owned 55,000,000 ordinary shares in the Company immediately after the share swap. Due to the share swap, the Company assumed the payable of US$10 million to Shanda Games (HK), which was settled in cash in 2009. On September 18, 2008, the Company declared a share dividend and distributed 495,000,000 ordinary shares to Shanda. Immediately after the share dividend, Shanda owned 550,000,000 ordinary shares of Shanda Games at a par value of US$0.01 per ordinary share.

The transactions described above were accounted for as a legal reorganization under common control. Therefore the Company is assumed to have been in existence since January 1, 2007, and the impact of the share transactions is accounted for retroactively in the periods presented herein. In connection with Shanda's investments that were transferred from Shanda to the Group, such as investments in Actoz and certain affiliated companies, as part of the Reorganization, they are recorded as capital contribution from Shanda in the consolidated statements of changes in shareholders' equity.

On September 30, 2009, the Company completed the IPO on the NASDAQ Global Select Market. In the offering, 83,500,000 American Depositary Shares ("ADSs"), representing 167,000,000 Class A ordinary shares, were sold to the public at a price of US$12.50 per ADS. Of these, 13,043,500 ADSs, representing 26,087,000 Class A ordinary shares, were sold by the Company; and 70,456,500 ADSs, representing 140,913,000 Class A ordinary shares, were sold by a direct wholly-owned subsidiary of Shanda. The net proceeds to the Company from the IPO, after deducting commissions and offering expenses, were approximately US$152.5 million.

As of December 31, 2011, the Company had an aggregate of 560,309,556 ordinary shares issued and outstanding. These outstanding shares consist of (1) 151,222,556 Class A ordinary shares held by public shareholders; (2) 409,087,000 Class B ordinary shares indirectly held by Shanda. The terms of the Class A ordinary shares and Class B ordinary shares are similar, except that (i) each Class A ordinary share and Class B ordinary share are entitled to 1 vote and 10 votes respectively on matters subject to shareholders' vote, and (ii) each Class B ordinary share is convertible into one Class A ordinary share at any time by the holder thereof, but Class A ordinary shares are not convertible into Class B ordinary shares under any circumstances.

Repurchase of Shares	12 Months Ended
Dec. 31, 2011
REPURCHASE OF SHARES [Abstract]
REPURCHASE OF SHARES

17. REPURCHASE OF SHARES

On March 1, 2010, the Company's Board of Directors approved a share repurchase program under which the Company is authorized to repurchase up to US$150 million worth of its outstanding ADSs during the next 24 months depending on market conditions, share price and other factors, subject to the relevant rules under United States securities regulations. The share repurchases may be made on the open market, in block trades or otherwise and may include derivative transactions, and will be funded by the Company's available working capital. In 2010, the Company had repurchased a total of 12,123,982 shares for an aggregate consideration of US$37.8 million (approximately RMB255.9 million). After the repurchase, those shares were retired. The excess of US$37.6 million (approximately RMB255.1 million) of purchase price over par value, was allocated between additional paid-in capital and retained earnings of US$3.1 million and US$34.5 million, respectively (approximately RMB21.1 million and RMB234.0 million, respectively), based on the pro rata portion of additional paid-in capital on the ordinary shares.

In 2011, the Company repurchased a total of 12,221,320 shares for aggregate consideration of US$29.2 million (approximately RMB186.3 million). After the repurchase, those shares were retired. The excess of US$29.1 million (approximately RMB185.5 million) of purchase price over par value was allocated between additional paid-in capital and retained earnings of US$3.5 million and US$25.6 million, respectively (approximately RMB22.0 million and RMB163.5 million, respectively), based on the pro rata portion of additional paid-in capital on the ordinary shares.

As of December 31, 2011, the Company had repurchased a total of 24,345,302 shares for aggregate consideration of US$67.0 million (approximately RMB442.2 million). After the repurchase, those shares were retired. The excess of US$66.7 million (approximately RMB440.6 million) of purchase price over par value, was allocated between additional paid-in capital and retained earnings of US$6.6 million and US$60.1 million, respectively (approximately RMB43.1 million and RMB397.5 million, respectively), based on the pro rata portion of additional paid-in capital on the ordinary shares.

Non-controlling Interests	12 Months Ended
Dec. 31, 2011
NON-CONTROLLING INTERESTS [Abstract]
NON-CONTROLLING INTERESTS

18. NON-CONTROLLING INTERESTS

Non controlling interests as of December 31, 2010 and 2011 are as follows:

	December 31, 2010	December 31, 2011
	RMB	RMB
Non-controlling interests in Actoz	233,165	247,775
Non-controlling interests in other subsidiaries and VIEs	5,699	9,383

	238,864	257,158

The movement of non-controlling interests during the years ended December 31, 2009, 2010 and 2011 are as follows:

	For the Years Ended December 31,
	2009	2010	2011
	RMB	RMB	RMB
Balance at beginning of year	138,933	205,886	238,864
Add:
Non-controlling interests arising from business combination	-	6,451	4,062
Net income attributable to non-controlling interests	18,564	15,846	21,115
Share-base compensation of subsidiaries	13,361	5,020	8,326
Exercise of share options of a subsidiary	14,023	3,848	5,349
Less:
Cumulative currency translation adjustments of subsidiaries	21,005	1,813	(19,586)
Change of equity in an affiliated company of a subsidiary	-	-	(972)

Balance at the end of year	205,886	238,864	257,158

Share Option Plan	12 Months Ended
Dec. 31, 2011
SHARE OPTION PLAN [Abstract]
SHARE OPTION PLAN

19. SHARE OPTION PLAN

Certain of the Company's employees were granted awards under share-based incentive plans established by Shanda. Such share-based compensation expenses were recognized in the Company's consolidated statements of operations and comprehensive income in the amounts of RMB11.8 million, RMB7.8 million and RMB1.2 million for the years ended December 31, 2009, 2010 and 2011, respectively. For awards granted to the Company's employees under the share-based incentive plans established by the Company, share-based compensation expenses were recognized in the Company's consolidated statements of operations and comprehensive income in the amounts of RMB106.9 million, RMB93.1 million and RMB81.4 million for the years ended December31, 2009 ,2010 and 2011 respectively.

Share-based compensation allocated from Shanda

Shanda's 2003 Share Incentive Plan

Shanda's 2003 Share Incentive Plan provides for the issuance of options to purchase up to 13,309,880 ordinary shares of Shanda. Under the 2003 Share Incentive Plan, the directors may, at their discretion, grant any officers (including directors) and employees of Shanda and/or its subsidiaries, and individual consultant or advisor (i) options to subscribe for ordinary shares, (ii) share appreciation rights to receive payment, in cash and/or Shanda's ordinary shares, equal to the excess of the fair market value of Shanda's ordinary shares, or (iii) other types of compensation based on the performance of Shanda's ordinary shares.

In 2004 and 2005, Shanda granted options to purchase 226,750 and 86,295 ordinary shares of Shanda, respectively, to certain employees of the Company under the 2003 Share Incentive Plan, at exercise prices equivalent to the market prices per ordinary share of Shanda's stock at the dates of grant. The option awards have 10 years contractual term and vest in four installments on the first, second, third and fourth anniversaries of the date of grant.

Shanda's 2005 Equity Compensation Plan

Shanda's 2005 Equity Compensation Plan provides for the issuance of options to purchase up to 7,449,235 ordinary shares, plus ordinary shares reserved for issuance but not yet issued under Shanda's 2003 Share Incentive Plan. Under the 2005 Equity Compensation Plan, the directors may, at their discretion, grant any officers (including directors) and employees of Shanda Interactive and/or its subsidiaries, and individual consultant or advisor (i) options to subscribe for ordinary shares, (ii) share appreciation rights to receive payment, in cash and/or Shanda's ordinary shares, equals to the excess of the fair market value of Shanda's ordinary shares, or (iii) other types of compensation based on the performance of Shanda's ordinary shares. The maximum contractual term of any issued stock right is ten years from the grant date.

In 2006, 2007 and 2008, Shanda granted options to purchase 1,055,000, 325,000, and 20,000 ordinary shares, of Shanda, respectively, to certain employees of the Company under the 2005 Equity Compensation Plan, at exercise price equivalent to the average market value in the previous three months of the grant dates, except for the options granted in 2008 for which the exercise price was equivalent to the average market value of the fifteen days prior to the grant date. These awards vest over a four year period, with 25% of the options to vest on each of the first, second, third and fourth anniversaries of the award date as stipulated in the share option agreements.

A summary of option activity relating to the options held by the Group's employees under Shanda's 2003 Share Incentive Plan and 2005 Equity Compensation Plan as of December 31, 2009, 2010 and 2011 and changes during the years then ended is presented below:

	Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value
		US$		US$ (in thousands)
Outstanding at December 31, 2008	1,364,686	8.16	6.49	10,979

Granted	-	-
Exercised	(735,616)	7.66
Forfeited or Expired	-	-
Outstanding at December 31, 2009	629,070	8.73	5.24	11,055

Vested and expected to vest at December 31, 2009	591,410	8.69	5.26	10,415

Vested and exercisable at December 31, 2009	187,820	8.15	5.24	3,410

Granted	-	-
Exercised	(343,822)	8.01
Forfeited or Expired	-	-
Outstanding at December 31, 2010	285,248	9.60	3.69	2,914

Vested and expected to vest at December 31, 2010	279,831	9.56	3.71	2,870

Vested and exercisable at December 31, 2010	193,998	8.34	4.30	2,228

Granted	-	-
Exercised	(196,842)	8.40
Forfeited or Expired	(30,000)	11.64
Outstanding at December 31, 2011	58,406	12.62	2.16	431

Vested and expected to vest at December 31, 2011	58,406	12.62	2.16	431

Vested and exercisable at December 31, 2011	53,406	12.15	2.16	419

The aggregate intrinsic value is calculated as the difference between the market value of US$26.31, US$19.82 and US$ 20.01 as of December 31, 2009, 2010 and 2011 and the exercise prices of the options, respectively. The total intrinsic value of options exercised during the years ended December 31, 2009, 2010 and 2011 was RMB93.6 million, RMB26.8 million and RMB14.4 million, respectively.

The total fair value of options vested during the three years ended December 31, 2009, 2010 and 2011 was RMB12.8 million, RMB11.1 million and RMB2.6 million.

As of December 31, 2011, there is no unrecognized deferred compensation cost related to the above grants. For the years ended December 31, 2009, 2010 and 2011, total cash received by Shanda from the exercise of stock options amounted to RMB38.5 million ,RMB18.2 million and RMB10.4 million, respectively.

Under Shanda's 2003 Share Incentive Plan and 2005 Equity Compensation Plan, share-based compensation expenses of approximately RMB11.8 million, RMB7.8 million, and RMB1.2million were recognized in the consolidated statements of operations and comprehensive income in the years ended December 31, 2009, 2010, and 2011, respectively.

Share-based compensation of the Company

2008 Equity Compensation Plan

        In November 2008, the Company authorized an equity compensation plan (the "2008 Equity Compensation Plan") that provides for the issuance of options to purchase up to 44,000,000 ordinary shares. Under the Company's 2008 Equity Compensation Plan, the directors may, at their discretion, grant any officers (including directors) and employees of the Company and/or its subsidiaries' affiliates, and individual consultants or advisors (i) options to subscribe for ordinary shares, (ii) share appreciation rights to receive payment, in cash and/or the Company's ordinary shares, equals to the excess of the fair market value of the Company's ordinary shares, or (iii) other types of compensation based on the performance of the Company's ordinary shares. In November 2010, the Company increased the number of ordinary shares reserved under the 2008 Equity Compensation Plan to 54,750,000 ordinary shares.

From November 14, 2008 through September 7, 2009, the Company granted options to employees to purchase 24,752,500 ordinary shares at an exercise price of US$3.2 per share and 936,000 ordinary shares at an exercise price of US$3.98 per share under the Company's 2008 Equity Compensation Plan, respectively. After the Company's IPO, from October 16, 2009 through December 1, 2009, the Company granted options to employees to purchase 38,000 Class A ordinary shares at an exercise price of US$5.38 and 20,000 Class A ordinary shares at an exercise price of US$5.29 under the Company's 2008 Equity Compensation Plan, respectively, equivalent to the average market value in the previous fifteen trading days of the grant dates. The options can be exercised within 10 years from the grant date. Pursuant to the 2008 Equity Compensation Plan, for each quarter during the four years beginning on the Performance Period Start Date through the four-year Performance Period, 1/16th of the options have the opportunity to be earned, including 1/3 of which can be earned subject to the participant's continued employment with the Group, and up to 2/3 of which can be earned contingent on the achievement of different performance targets.

For the options granted prior to the consummation of the Company's IPO, the vesting conditions are: 1) On each of the first four anniversaries of the Performance Period Start Date, twenty percent (20%) of the earned options during the year preceding such anniversary date shall vest and become exercisable. 2) On each of the first four anniversaries of the consummation of the IPO, eighty percent (80%) of the earned options during the year preceding the corresponding first four anniversaries of the Performance Period Start Date shall vest and become exercisable provided, in each case, that the employees remain employed by the Company on such vesting date.

The Company did not recognize share-based compensation expenses for the earned options (80%) granted prior to the IPO and which vested upon the consummation of the IPO, as the Company was not able to determine that it was probable that this performance condition would be satisfied until such event occurred As a result of the consummation of the IPO, the share-based compensation expenses for this portion of the earned options were recognized in the Company's consolidated statements of operations and comprehensive income.

In accordance with ASC 718, after IPO, the Company recognized share-based compensation expenses for the options granted prior to IPO, net of a forfeiture rate, using the straight-line method for the 1/3 of the 20% of the options earned subject to the employees' continued employment with the Group, and using the graded-vesting method for of the rest of the options earned contingent on the achievement of different performance targets when the Company concluded that it is probably that the performance targets will be achieved.

There was one significant modification in the first quarter of 2010 relating to the previously granted performance-based options. These options were not considered probable to be earned and vested under the original performance target, but were probable under the revised performance target. The compensation costs for the original awards were nil as none of the options are expected to vest. The incremental fair value is equal to the full fair value of the modified award, which represents the total cumulative compensation cost to be recognized for the award. On the modification date, the compensation costs previously recognized for the unvested award were reversed and fair value of the modified award is recognized as compensation costs over the remaining vesting period of the modified award.

In January 2010, the Company replaced the outstanding employee options of a foreign subsidiary with options of the Company. The replacement awards allow employees to purchase 962,963 Class A ordinary shares within 10 years from the original grant date and have the same vesting terms as under the original award. The replacement awards' share option activities are included in the 2008 Equity Compensation Plan movements. The incremental compensation cost resulting from the replacement was immaterial.

From March 9, 2010 through December 15, 2010, the Company granted options under the 2008 Equity Compensation Plan to purchase 6,805,200 Class A ordinary shares of the Company at an exercise price equivalent to the average market value in the previous fifteen days. From January 1, 2011 through December 1, 2011, the Company granted options under the 2008 Equity Compensation Plan to purchase 5,380,300 Class A ordinary shares of the Company at an exercise price equivalent to the average market value in the previous fifteen days. Pursuant to the 2008 Equity Compensation Plan, for each quarter during the four years beginning on the Performance Period Start Date through the four-year Performance Period, 1/16th of the options have the opportunity to be earned, including 1/3 of which can be earned subject to the participant's continued employment with the Group, and up to 2/3 of which can be earned contingent on the achievement of different performance targets. The options have 10 year contractual term from the grant date and vest over a four year period. On each of the first four anniversaries of the Performance Period Start Date, one hundred percent (100%) of the options earned during the year preceding such anniversary date shall vest and become exercisable provided that the employees remain employed by the Group on such vesting date.

From January 1, 2011 through April 15, 2011, the Company granted options under the 2008 Equity Compensation Plan to purchase 216,400 Class A ordinary shares of the Company with no performance conditions at an exercise price equivalent to the average market value in the previous fifteen days. The options have a 10 year contractual term from the grant date and vest over a four year period. On the first anniversary of the grant date, 25% of the options have the opportunity shall be vested and over the three-year remaining vesting period, 1/36th of the options shall be vested monthly provided that the employees remain employed by the Group on such vesting date.

In 2011, the Company granted options under the 2008 Equity Compensation Plan to purchase 1,916,739 Class A ordinary shares of the Company at an exercise price equivalent to the average market value in the previous fifteen days. The option have 10 year contractual term from the granted date and vest immediately.

Share-based compensation expenses related to the option awards granted by the Company under the 2008 Equity Compensation Plan amounted to approximately RMB103.9 million, RMB44.6 million and RMB35.2 million for the years ended December 31, 2009, 2010 and 2011.

The Company's share option activities as of December 31, 2009, 2010 and 2011 and changes during the years then ended are presented below:

	Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value
		US$		US$ (in thousands)
Outstanding at December 31, 2008	21,857,500	3.2	9.87	-

Granted	3,889,000	3.4
Exercised	-	-
Forfeited	(191,300)	3.2
Expired	-	-
Outstanding at December 31, 2009	25,555,200	3.2	8.94	47,589

Vested and expected to vest at December 31, 2009	25,178,284	3.2	8.94	46,956

Vested and exercisable at December 31, 2009	-	-	-	-

Granted	7,768,163	3.0
Exercised	(1,403,548)	2.6
Forfeited	(8,708,587)	3.3
Expired	-	-
Outstanding at December 31, 2010	23,211,228	3.2	8.34	2,225

Vested and expected to vest at December 31, 2010	21,863,951	3.2	8.33	2,199

Vested and exercisable at December 31, 2010	5,182,199	3.2	7.96	176

Granted	7,513,439	3.0
Exercised	(650,100)	2.3
Forfeited	(7,714,478)	3.1
Expired	-	-
Outstanding at December 31, 2011	22,360,088	3.2	7.90	300

Vested and expected to vest at December 31, 2011	21,891,028	3.2	7.88	386

Vested and exercisable at December 31, 2011	7,568,229	3.1	7.13	487

The aggregate intrinsic value is calculated as the difference between the market value of US$5.1, US$3.22 and US$1.96 as of December 31, 2009, 2010 and 2011 and the exercise price of the shares. The total intrinsic value of options exercised during the year ended December 31, 2011 was RMB2.0 million.

The weighted average grant-date fair value of options granted during the year ended December 31, 2009, 2010 and 2011 was US$2.49, US$1.92 and US$1.15, respectively. No option was vested during the year ended December 31, 2009. The fair value of options vested during the year of 2010 and 2011 was RMB81.3 million and RMB27.8, respectively.

As of December 31, 2011, there was RMB74.7 million of unrecognized compensation cost, adjusted for the estimated forfeitures, related to non-vested stock-based awards granted to the Group's employees. This cost is expected to be recognized over a weighted average period of 2.46 years. Total compensation cost may be adjusted for future changes in estimated forfeitures and the probability of the achievement of performance conditions. In 2011, total cash received from the exercise of stock options amounted to RMB9.3 million.

The fair value of each option granted under the Company's 2008 Equity Compensation Plan before the IPO was estimated on the date of grant using the binomial pricing model that uses the assumptions noted in the following table:

	For the years ended December 31
	2008	2009
Exercise Price	US$3.2	US$3.20~US$3.98
Fair value of ordinary shares	US$3.13	US$3.90~US$6.25
Risk-free interest rate(1)	3.94%	3.31%~4.44%
Exercise multiple(2)	1.8	1.8
Expected dividend yield(3)	0%	0%
Expected volatility(4)	50%	50%
Fair value per option at grant date (in RMB)	10.4~11.8	14.1~26.8

(1)	The risk-free interest rate for periods within the contractual life of the share option is based on the U.S. Treasury yield curve over the contractual term of the option in effect at the time of grant.
(2)	The management estimates the options will be exercised when the spot price reaches 1.8 times of strike price after becoming exercisable.
(3)	The Company has no history or expectation of paying dividends on its ordinary shares.
(4)	Expected volatility is estimated based on the historical volatility of comparable companies' stocks for a period equivalent to the expected term preceding the grant date.

The fair value of each option granted under the Company's 2008 Equity Compensation Plan after the IPO was estimated on the date of grant using the Black-Scholes model that uses the assumptions noted in the following table:

	For the year ended December 31
	2009		2010		2011
Exercise Price	US$	5.29~US$5.38	US$	0.23~US$3.40	US$	2.47~US$3.62
Fair value of ordinary shares	US$	5.12~US$5.16	US$	2.50~US$5.21	US$	1.99~US$3.75
Risk-free interest rate(1)		2.13%~2.48%		1.00%~2.50%		0.88%~2.0%
Expected life (in years)(2)		5		5		2.25~5
Expected dividend yield(3)		0%		0%		0%
Expected volatility(4)		50%		50%		50%
Fair value per option at grant date (in RMB)		15.82~15.84		7.31~33.52		2.22~11.88

(1)	The risk-free interest rate for periods within the contractual life of the share option is based on the U.S. Treasury yield curve in effect at the time of grant for a term consistent with the expected term of the awards.

(2)	The expected term of stock options granted is developed giving consideration to vesting period, contractual term and historical exercise pattern of options granted by Shanda.
(3)	The Company has no history or expectation of paying dividends on its ordinary shares.
(4)	Expected volatility is estimated based on the historical volatility of comparable companies' stocks and of Shanda's ordinary shares for a period equivalent to the expected term preceding the grant date.

On December 22, 2008, the Company also granted 407,770 restricted shares under the Company's 2008 Equity Compensation Plan. The restricted shares vest in equal installments over four calendar years on December 31 of each such calendar year, commencing on December 31, 2009, subject to the employee's continued employment with the Group.

From July 14, 2009 through December 1, 2009, the Company granted 251,920 restricted shares and 6,068,500 restricted shares to the Group's and Shanda's employees, respectively, under the Company's 2008 Equity Compensation Plan. From January 1, 2010 through December 1, 2010, the Company granted 4,488,279 and 925,000 restricted shares to the Group's and Shanda's employees, respectively, under the Company's 2008 Equity Compensation Plan. From January 1, 2011 through December 1, 2011, the Company granted 1,661,989 and 1,788,624 restricted shares to the Group's and Shanda's employees, respectively, under the Company's 2008 Equity Compensation Plan. These awards will vest in equal installments over two to four years, commencing on the grant date, subject to the employee's continued employment with the Group or Shanda, as the case may be.

Share-based compensation expense related to the restricted share awards granted by the Company under the 2008 Equity Compensation Plan amounted to RMB3,029, RMB48,518 and RMB46,161 for the years ended December 31, 2009, 2010 and 2011. The restricted shares granted to Shanda's employees were measured at fair value at the grant date and that amount of RMB62,453 and RMB65,044 were recognized as a dividend distributed to Shanda in 2010 and 2011, respectively.

A summary of unvested restricted share activity as of December 31, 2009, 2010 and 2011 is presented below:

Unvested Restricted Shares	Number of Shares	Weighted Average Grant-date Fair Value
		US$
Unvested at December 31, 2008	407,770	3.2

Granted	6,320,420	6.2
Vested	-	-
Forfeited	(3,000)	6.3

Unvested at December 31, 2009	6,725,190	6.0

Expected to vest at December 31, 2009	5,479,864	6.0
Granted	5,413,279	4.1
Vested	(2,022,688)	5.5
Forfeited	(489,549)	5.5

Unvested at December 31, 2010	9,626,232	5.2

Expected to vest at December 31, 2010	8,473,034	5.1
Granted	3,450,613	3.0
Vested	(4,492,918)	5.2
Forfeited	(1,082,538)	5.6
Unvested at December 31, 2011	7,501,389	4.5

Expected to vest at December 31, 2011	7,120,357	4.5

The total intrinsic value of restricted shares vested during the year ended December 31, 2010 and 2011 was RMB42.9 million and RMB55.3 million.

As of December 31, 2011, there was RMB165.4 million of unrecognized compensation cost (including the unrecognized compensation cost of the restricted shares granted to the employees of Shanda amounting to RMB118.6 million), adjusted for the estimated forfeitures, related to non-vested restricted shares granted to the Group's employees. This cost is expected to be recognized over a weighted average period of 2.18 years. Total compensation cost may be adjusted for future changes in estimated forfeitures.

Share-based compensation of Actoz

Since 2005, Actoz has granted stock options to its employees as an incentive program.

A total of 127,420 shares were granted to Actoz's employees in July 2006; 140,000 shares were granted in March 2007; 470,730 shares were granted in September 2007; 94,040 shares were granted in March 2008; 10,000 shares were granted in October 2008; and 102,666 shares were granted in March 2010.

The stock options may be exercised from the date that is two years from the grant date for a period of five years under relevant law. The grantees who were granted options before March 2007 may exercise 2/3 of granted stock options two years after the grant date and 1/3 of granted stock options may be exercised three years after the grant date. Grantees who were granted options in September 2007 and in 2008 and 2010 may exercise 1/2 of granted stock options two years after grant date, 1/4 of granted stock options may be exercised three years after grant date, and 1/4 of granted stock options may be exercised four years after grant date.

Under the relevant law, the option exercise price is decided based on the price calculated by taking the arithmetic average of the weighted average of the periods of past two months, one month and one week each prior to the day immediately preceding the date of the shareholders meeting.

Actoz may decide upon one or more methods for exercise of the options pursuant to the resolution of the board of directors: 1) delivery of new shares of Actoz, 2) delivery of Actoz's treasury stock; or 3) payment by Actoz to the Grantee of the difference between the market price at the time of exercise and the exercise price, in cash or treasury stock.

The assumptions used to value stock-based compensation awards for the years ended December 31, 2008 and 2010 are presented as follows:

	For the years ended December 31
	2008	2010
Risk-free interest rate	4.80-5.39%	4.56%
Expected life (in years)	4.7-4.9 years	4.5-4.9 years
Expected dividend yield	0%	0%
Expected volatility	63%-87%	65%-67%
Fair value per option at grant date ( in KRW)	4,531~6,355	7,504~7,668

Activities of share options

Actoz's share option activities as of December 31, 2009, 2010 and 2011 and changes during the years then ended were presented below:

	Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value
		KRW		KRW
December 31, 2008	762,550	9,398	5.54	611,557

Granted	-	-
Exercised	(300,700)	9,397
Forfeited	(49,360)	9,406
December 31, 2009	412,490	9,398	4.66	3,156,394

Vested and expected to vest as of December 31, 2009	392,849	9,390	4.65	3,009,071

Vested and exercisable as of December 31, 2009	123,261	9,390	4.65	949,448

Granted	102,666	14,250
Exercised	(75,551)	9,378
Forfeited	(56,443)	9,532
December 31, 2010	383,162	10,682	4.38	301,206

Vested and expected to vest as of December 31, 2010	368,502	10,542	4.30	301,094

Vested and exercisable as of December 31, 2010	214,000	9,346	3.63	236,267

Granted	-	-
Exercised	(121,517)	9,416
Forfeited	(51,685)	13,468
December 31, 2011	209,960	10,729	3.52	551,208

Vested and expected to vest as of December 31, 2011	209,960	10,729	3.52	551,208

Vested and exercisable as of December 31, 2011	148,222	9,347	2.83	541,498

The aggregate intrinsic value is calculated as the difference between the market value of KRW17,050, KRW 10,450 and KWR13,000 as of December 31, 2009, 2010 and 2011, respectively and the exercise price of the shares. The total intrinsic value of options exercised during the year ended December 31, 2011 was KRW435.5 million.

The weighted average estimated fair value of options granted during fiscal year 2010 was KRW7,593. During fiscal year 2011, Actoz did not grant new options. The total fair value of options vested during the year ended December 31, 2010 and 2011 was KRW958.2 million and KRW324.5 million, respectively.

Share-based compensation expenses of approximately RMB7.1 million, RMB5.0 million and RMB3.4 million were recognized in the consolidated statements of operations and comprehensive income for the years ended December 31, 2009, 2010 and 2011.

As of December 31, 2011 there was KRW194.0 million of unrecognized compensation cost, adjusted for the estimated forfeitures, related to unvested stock-based awards granted to Actoz's employees. This cost is expected to be recognized over a weighted average period of 5.18 years. Total compensation cost may be adjusted for future changes in estimated forfeitures. For the year ended December 31, 2011, total cash received by Actoz from the exercise of stock options amounted to KRW1,144.2 million (equivalent to approximately RMB6.2 million).

Employee Benefits	12 Months Ended
Dec. 31, 2011
EMPLOYEE BENEFITS [Abstract]
EMPLOYEE BENEFITS

20. EMPLOYEE BENEFITS

The full-time employees of the PRC subsidiaries and the VIEs that are incorporated in the PRC are entitled to staff welfare benefits, including medical care, welfare subsidies, unemployment insurance and pension benefits. The PRC subsidiaries and the VIEs are required to accrue for these benefits based on certain percentages of the employees' salaries in accordance with the relevant regulations and to make contributions to the state-sponsored pension and medical plans out of the amounts accrued for medical and pension benefits. The total amounts charged to the statements of operations and comprehensive income for such employee benefits amounted to approximately RMB25,733, RMB42,533 and RMB76,275 for the years ended December 31, 2009, 2010 and 2011, respectively. The PRC government is responsible for the medical benefits and ultimate pension liability to these employees.

Related Party Transactions	12 Months Ended
Dec. 31, 2011
RELATED PARTY TRANSACTIONS [Abstract]
RELATED PARTY TRANSACTIONS

21. RELATED PARTY TRANSACTIONS

During the years ended December 31, 2009, 2010 and 2011, significant related party transactions were as follows:

	For the years ended December 31,
	2009	2010	2011
	RMB	RMB	RMB
Platform service fees and sales agent fees paid to companies under common control by Shanda	(1,099,201)	(1,020,534)	(1,250,914)
Promotion service fee paid to companies under common control by Shanda	(11,230)	(10,551)	(7,260)
Online game licensing fees received from companies under common control by Shanda	7,091	6,672	3,199
Online game upfront fee received from a company under common control by Shanda	12,088	-	-
Corporate general administrative expenses allocated from Shanda	(14,351)	(8,183)	(7,008)
Rental fee paid to companies under common control by Shanda	(10,394)	(13,796)	(17,647)
Consulting service fee paid to companies under common control by Shanda	(2,260)	(2,260)	-
Interest expense for loan from Shanda and companies under common control by Shanda	-	(11,059)	(12,150)
Interest income from loan to companies under common control by Shanda	-	1,997	29,060

As of December 31, 2010 and 2011, outstanding balances due from/to related parties were as follows:

	December 31, 2010	December 31, 2011
	RMB	RMB
Accounts receivable from companies under common control by Shanda	389,890	405,953
Other receivables from Shanda	257	1,667
Other receivables from companies under common control by Shanda	531,631	929,728

	December 31, 2010	December 31, 2011
	RMB	RMB
Accounts payable to companies under common control by Shanda	65,284	77,349
Other payables to Shanda	501,765	-
Other payables to companies under common control by Shanda	448,978	125,910

In 2010, the Group obtained unsecured loans in the aggregate amount of US$140.2 million (equivalent to RMB928.5 million), from Shanda and companies under common control by Shanda. The interest rates on these loans range from 0.6% to 4.0%. The balance of other payables to Shanda and other payables to companies under common control by Shanda as of December 31, 2010 mainly represented the outstanding loans.

In 2010, the Group lent loans with aggregate amount of RMB523.0 million (US$79.2 million) to companies under common control of Shanda. The interest rates on these loans range from 2.25% to 6.71%. These loans have not been repaid as of December 31, 2011. The balance of other receivables from companies under common control by Shanda as of December 31, 2010 mainly represented the outstanding loans.

In 2011, the Group obtained unsecured loans in the aggregate amount of US$14.0 million (equivalent to RMB88.1 million), from company under common control by Shanda. The interest rates on these loans range from 0.6% to 1.37%. The balance of other payable to companies under common control by Shanda as of December 31, 2011 mainly represented the outstanding loans.

In 2011, the Group lent loans with aggregate amount of RMB382.8 million (US$60.8 million) to companies under common control of Shanda. The interest rates on these loans range from 5.68% to 6.71%. These loans are all due during the year ended December 31, 2012. The balance of other receivables from companies under common control by Shanda as of December 31, 2011 mainly represented the outstanding loans.

Except for the loan transactions as described above, the outstanding balances due from/to related parties, mainly arising from the aforesaid related party transactions, are interest free, unsecured and can be settled on demand.

Derivative	12 Months Ended
Dec. 31, 2011
DERIVATIVE [Abstract]
DERIVATIVE

22. DERIVATIVE

In June 2009, Shengqu entered into an arrangement with a bank in China whereby Shengqu obtained a loan of US$102.5 million which was repaid in June 2010. The loan bore interest at 1.35% per annum and was collateralized with a cash deposit of RMB702 million from Shengqu. The interest earned from the RMB cash deposit is 2.25% per annum. In connection with the loan, Shengqu also entered into a foreign currency forward contract with the same bank by fixing the exchange rate of USD to RMB at 6.8445 at the time when it repays the US dollar loan. The Group recorded the foreign currency forward contract as a derivative and marked-to-market at each balance sheet date. The loan is remeasured at each period end to Shengqu's functional currency and is netted off against its RMB cash deposit due to the existence of the legal set off right. On June 30, 2010, the forward contract was executed by releasing of RMB cash deposit to settle the principal and interest on the loan. There was no such transaction during the year ended December 31, 2011.

Certain Risks and Concentrations	12 Months Ended
Dec. 31, 2011
CERTAIN RISKS AND CONCENTRATIONS [Abstract]
CERTAIN RISKS AND CONCENTRATIONS

23. CERTAIN RISKS AND CONCENTRATIONS

Financial instruments that potentially subject the Group to significant concentrations of credit risk consist primarily of cash and cash equivalents, short-term investments, accounts receivable due from or accounts payable to related parties and prepayments and other current assets. As of December 31, 2010 and 2011, substantially all of the Group's cash and cash equivalents and short-term investments were held by major financial institutions located in the PRC and Hong Kong, which management believes are of high credit quality.

Accounts receivable are typically unsecured and are derived from revenue earned from customers in China. The risk with respect to accounts receivables is mitigated by credit evaluations the Group performs on its customers and its ongoing monitoring process of outstanding balances.

No individual customer accounted for more than 10% of net revenues during the years ended December 31, 2009, 2010 and 2011.

The Group derived the majority of its net revenues from two MMORPGs, Mir II and Woool, including their sequels, which accounted for approximately 56.4% and 21.8% of the net revenues for the year ended 2009, 45.7% and 21.1% of the net revenues for the year ended December 31, 2010, and 39.7% and 16.8% of the net revenues for the year ended 31 December 2011, respectively.

The Group's exposure to foreign currency exchange rate risk primarily relates to cash and cash equivalents and short-term investments denominated in the U.S. dollar. On July 21, 2005, the People's Bank of China, or PBOC, announced an adjustment of the exchange rate of the U.S. dollar to RMB from 1:8.27 to 1:8.11 and modified the system by which the exchange rates are determined. This adjustment has resulted in an appreciation of the RMB against the U.S. dollar. While the international reaction to the RMB revaluation has generally been positive, there remains significant international pressure on the PRC government to adopt an even more flexible currency policy, which could result in a further revaluation and a significant fluctuation of the exchange rate of RMB against the U.S. dollar.

The RMB is not a freely convertible currency. The PRC State Administration for Foreign Exchange, under the authority of the People's Bank of China, controls the conversion of RMB into foreign currencies. The value of the RMB is subject to changes in central government policies and to international economic and political developments affecting supply and demand in China's foreign exchange trading system market. The Company's aggregate amount of cash and cash equivalents denominated in RMB amounted to RMB1,106 million and RMB1,172 million as of December 31, 2010 and 2011, respectively.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES

24. COMMITMENTS AND CONTINGENCIES

Operating lease agreements

The Group has entered into leasing arrangements relating to office premises and computer equipment that are classified as operating leases, which expire at various dates through December 2014. Future minimum lease payments for non-cancelable operating leases as of December 31, 2011 are as follows:

	Office Premise	Computer Equipment	Total
	RMB	RMB	RMB
2012	44,165	2,749	46,914
2013	31,495	7	31,502
2014	29,654	-	29,654

Totals	105,315	2,755	108,070

As of December 31, 2011, the Group had leased servers under operating lease arrangements where the lease payments are calculated based on certain formulas, as specified in the agreements, with reference to the actual usage of the servers. The server leasing rental expenses under these operating leases amounted to approximately RMB22,390, RMB20,344 and RMB10,787 during the years ended December 31, 2009, 2010 and 2011, respectively. As the future lease payments for these arrangements are based on the actual number of users and thus cannot be reasonably estimated, they are not included in the minimum lease payments as disclosed above.

Total rental expenses including server leasing rental, office rental and server maintenance were approximately RMB133,354, RMB134,792 and RMB157,969 during the years ended December 31, 2009, 2010 and 2011, respectively, and were charged to the statements of operations and comprehensive income when incurred.

As of December 31, 2011, the Group also has commitments in respect of the maintenance contracts in relation to the servers owned by the Group amounting to RMB2,755.

As of December 31, 2011, there are no material capital lease obligations.

Capital commitments

As of December 31, 2011, capital commitments for purchase of equipment and game licenses were approximately RMB209,566.

Contingencies

The Company accounts for loss contingencies in accordance with ASC 450, "Contingencies" and other related guidance. Set forth below is a description of certain loss contingencies as well as the opinion of management as to the likelihood of loss.

Current PRC laws and regulations include limitations on foreign ownership in PRC companies that conduct online gaming business. Specifically, foreign investors are not allowed to own any equity interests in any entity conducting online gaming business. Since the Company is incorporated in the Cayman Islands, neither the Company nor its PRC subsidiaries are eligible to hold licenses to conduct online gaming business in China. To comply with PRC laws and regulations, the Company conducts its operations in China through a series of contractual arrangements entered into among its wholly owned PRC subsidiaries and its VIEs.

The Company's VIEs hold the licenses that are essential to the operation of the Company's business. In the opinion of management, (i) the ownership structure of the Company, its PRC subsidiaries, and its VIEs is in compliance with existing PRC laws and regulations; (ii) the contractual arrangements with the VIEs and their shareholders are valid and binding, and will not result in any violation of PRC laws or regulations currently in effect; and (iii) the Company's business operations are in compliance with existing PRC laws and regulations in all material respects. However, there are substantial uncertainties regarding the interpretation and application of current and future PRC laws and regulations. Accordingly, the Company cannot be assured that PRC regulatory authorities will not ultimately take a contrary view to its opinion. If the current ownership structure of the Company and its contractual arrangements with the VIEs and their shareholders were found to be in violation of any existing or future PRC laws and regulations, the Company may be required to restructure its ownership structure and operations in the PRC to comply with the changing and new PRC laws and regulations.

Under PRC Ministry of Commerce ("MOFCOM") security review rules promulgated in September 2011, a national security review is required for certain mergers and acquisitions by foreign investors raising concerns regarding national defense and security. Foreign investors are prohibited from circumventing the national security review requirements by structuring transactions through proxies, trusts, indirect investment, leases, loans, control through contractual arrangements, or offshore transactions. Management has concluded there is no need to submit the existing contractual arrangements with its VIEs and their shareholders to the MOFCOM for national security review based upon analysis of the rules. However, there are substantial uncertainties regarding the interpretation and application of the MOFCOM security review rules, and any new laws, rules, regulations or detailed implementation measures in any form relating to such rules. Therefore, the Company cannot be assured that the relevant PRC regulatory authorities, such as the MOFCOM, would not ultimately take a contrary view to the opinion of management. If the MOFCOM or another PRC regulatory authority determines that the Company needs to submit the existing contractual arrangements with its VIEs and their shareholders for national security review, the Company may face sanctions by the MOFCOM or other PRC regulatory authority, which may include, among others, requiring the Company to restructure its ownership structure, discontinuation or restriction of operations in the PRC, or invalidation of the agreements that the PRC subsidiaries have entered into with the VIEs and their shareholders.

In such case, the Company may not be able to operate or control business in the same manner as it currently does, and therefore, may not be able to consolidate the VIEs. In addition, the relevant regulatory authorities would have broad discretion in dealing with such violations which may adversely impact the financial statements, operations and cash flows of the Company (including restrictions on the Company to carry out business).

If the VIEs and their shareholders fail to perform their respective obligations under the current contractual arrangements, the Company may have to incur substantial costs and expend significant resources to enforce those arrangements and rely on legal remedies under PRC laws. The PRC laws, rules and regulations are relatively new, and because of the limited volume of published decisions and their non-binding nature, the interpretation and enforcement of these laws, rules and regulations involve substantial uncertainties. These uncertainties may impede the ability of the Company to enforce these contractual arrangements, or suffer significant delay or other obstacles in the process of enforcing these contractual arrangements and may materially and adversely affect the results of operations and the financial position of the Company.

In the opinion of management, the likelihood of loss in respect of the Company's current ownership structure or the contractual arrangements with the VIEs and their shareholders is remote.

Litigation	12 Months Ended
Dec. 31, 2011
LITIGATION [Abstract]
LITIGATION

25. LITIGATION

On November 8, 2010, a former shareholder of Chengdu Simo filed a claim with the Sichuan Superior People's Court, or the Sichuan Court, against Shanghai Shulong Technology Co., Ltd., or Shanghai Shulong, alleging that Shanghai Shulong had failed to pay RMB48.8 million of non-contingent consideration (see Note 15) in connection with the purchase of all of the outstanding shares of Chengdu Simo Technology Co., Ltd., or Chengdu Simo by Shanghai Shulong. This amount represents the final payment amount to be paid by Shanghai Shulong to the shareholder upon the achievement of certain milestones by Chengdu Simo relating to its game "Qi Xia Tian Xia." The shareholder has requested the court to require Shanghai Shulong to pay RMB48.8 million plus accrued interest. Shanghai Shulong does not believe that the milestone has been achieved yet. Management has concluded that payment of additional amounts beyond the existing non-contingent consideration already recorded is remote. On September 13, 2011, Shanghai Shulong filed a claim with Shanghai No.1 Intermediate People's Court against the former shareholder of Chengdu Simo, alleging that the former shareholder had failed to perform the obligations in Share Purchase Agreement. There still are no verdicts on the foregoing cases.

Subsequent Events	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS

26. SUBSEQUENT EVENTS

The Group has performed an evaluation of subsequent events through the date of this filing.

On November 28, 2011, the Company's Board of Directors declared a special one-time cash dividend of US$0.51 per Class A or Class B ordinary share, or US$1.02 per ADS. The special dividend was paid on January 20, 2012 to shareholders and ex-dividend date was January 23, 2012. See Note 2(29) for more information regarding the dividend declared and accrued as of December 31, 2011.

In January 2012, the Group obtained borrowings of RMB 388 million from commercial banks, which are repayable in April 2012 with interest rates ranging from 5.49% to 6.71%. These borrowings were collateralized by short term investments of RMB400 million.

In January 2012, the Group obtained a borrowing of USD103 million (equivalent to RMB650 million), which is repayable in December 2012, from Bank of China. The borrowing was collateralized by short term investments of RMB650 million and carries an interest rate of 5.03% per annum.

In February 2012, the Group obtained a borrowing of USD156 million (equivalent to RMB982 million), which is repayable in February 2013, from Minsheng Bank. The borrowing was collateralized by short term investments of RMB984 million and carries an interest rate of 6% per annum.

In February 2012, the Group obtained an unsecured loan of RMB926 million from a company under common control of Shanda Interactive with an interest rate of 3% per annum. The Group also lent an aggregate amount of USD160 million (equivalent to RMB1,006 million) to Shanda Interactive with an interest rate of 3% per annum and another loan of RMB115 million to a company under common control of Shanda Interactive with an interest rate of 5.93% per annum.

Restricted Net Assets	12 Months Ended
Dec. 31, 2011
RESTRICTED NET ASSETS [Abstract]
RESTRICTED NET ASSETS

27. RESTRICTED NET ASSETS

Relevant PRC laws and regulations permit PRC companies to pay dividends only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. In addition, PRC companies can only distribute dividends upon approval of the shareholders after they have met the PRC requirements for appropriation to statutory reserves. The statutory general reserve fund requires annual appropriations of 10% of net after-tax income to be set aside prior to payment of any dividends. As a result of these and other restrictions under PRC laws and regulations, the PRC subsidiaries and the VIEs are restricted in their ability to transfer a portion of their net assets to the Company either in the form of dividends, loans or advances, which restricted portion amounted to approximately RMB1,058.4 million, or 31.6% of the Group's total consolidated net assets as of December 31, 2011. Even though the Company currently does not require any such dividends, loans or advances from the PRC subsidiaries or the VIEs for working capital and other funding purposes, the Company may in the future require additional cash resources from the PRC subsidiaries or the VIEs due to changes in business conditions, to fund future acquisitions and developments, or merely declare and pay dividends to or distributions to the Company's shareholders.

Additional Information - Condensed Financial Statements	12 Months Ended
Dec. 31, 2011
ADDITIONAL INFORMATION - CONDENSED FINANCIAL STATEMENTS [Abstract]
ADDITIONAL INFORMATION - CONDENSED FINANCIAL STATEMENTS

28. ADDITIONAL INFORMATION-CONDENSED FINANCIAL STATEMENTS

The condensed financial statements of the Company have been prepared in accordance with SEC Regulation S-X Rule 5-04 and Rule 12-04.

The Company records its investment in subsidiaries under the equity method of accounting. Such investment and long-term loans to subsidiaries are presented on the balance sheet as "Interests in subsidiaries" and the profit of the subsidiaries is presented as "Equity in profit of subsidiaries" on the statement of operations.

The footnote disclosures contain supplemental information relating to the operations of the Company and, as such, these statements should be read in conjunction with the notes to the Consolidated Financial Statements of the Company. Certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed or omitted.

As of December 31, 2010 and 2011, there were no material contingencies, significant provisions for long-term obligations, or guarantees of the Company, except for those which have been separately disclosed in the Consolidated Financial Statements, if any.

Financial Information of Shanda Games Limited

Condensed Statements of Operations

	For the Years Ended December 31
	2009	2010	2011	2011
	RMB	RMB	RMB	US$ (Note 2(5))
Net revenues	-	-	-	-

Cost of revenues	-	-	-	-

Gross profit	-	-	-	-

Operating expenses
Product development	-	-	-	-
Sales and marketing	-	-	-	-
General and administrative	(124,890)	(105,185)	(88,940)	(14,131)

Total operating expenses	(124,890)	(105,185)	(88,940)	(14,131)

Loss from operations	(124,890)	(105,185)	(88,940)	(14,131)

Interest income	470	1,540	5,103	811
Interest expenses	-	(10,915)	(13,610)	(2,162)
Other income(expenses)	(5)	294	(405)	(64)
Income tax expenses	-	-	-	-
Equity in profit of subsidiaries	1,577,396	1,403,087	1,362,726	216,514

Net income	1,452,971	1,288,821	1,264,874	200,968

Financial Information of Shanda Games Limited

Condensed Balance Sheets

	December 31,
	2010	2011	2011
	RMB	RMB	US$ (Note 2(5))
ASSETS
Current assets:
Cash and cash equivalents	283,205	29,127	4,628
Prepayment and other current assets	25,910	8,163	1,297
Other receivables due from related parties	499,247	484,687	77,009
Investment in subsidiaries	4,636,232	5,446,987	865,439

Total assets	5,444,594	5,968,964	948,373

LIABILITIES
Current liabilities:
Other payables and accruals	1,459	2,726	433
Other payables due to related parties	1,423,185	797,054	126,640
Dividend payable	-	1,823,314	289,695

Current liabilities	1,424,644	2,623,094	416,768

Total liabilities	1,424,644	2,623,094	416,768

Shareholders' Equity
Class A ordinary shares (US$0.01 par value, 16,000,000,000 shares authorized, 158,302,554 and 151,222,556 issued and outstanding as of December 31, 2010 and 2011)	1,190	725	115
Class B ordinary shares (US$0.01 par value, 4,000,000,000 shares authorized, 409,087,000 and 409,087,000 issued and outstanding as of December 31, 2010 and 2011)	40,193	40,193	6,386
Additional paid-in capital	1,419,666	1,561,343	248,072
Accumulated other comprehensive income	(40,734)	(68,480)	(10,880)
Retained earnings	2,599,635	1,812,089	287,912

Total Shanda Games Limited shareholders' equity	4,019,950	3,345,870	531,605

Total liabilities and shareholders' equity	5,444,594	5,968,964	948,373

Financial Information of Shanda Games Limited

Condensed Statements of Cash Flows

	For the Years Ended December 31,
	2009	2010	2011	2011
	RMB	RMB	RMB	US$ (Note 2(5))
Net cash generated / (used) in operating activities	(4,891)	1,090	(7,603)	(1,208)
Net cash generated / (used) in investing activities	(600,955)	(609,701)	530,776	84,332
Net cash generated / (used) in financing activities	825,664	679,627	(769,060)	(122,191)
Effect of foreign exchange rate changes on cash and cash equivalents	(67)	(7,562)	(8,191)	(1,302)

Net increase / (decrease) in cash and cash equivalents	219,751	63,454	(254,078)	(40,369)
Cash and cash equivalents, beginning of year	-	219,751	283,205	44,997

Cash and cash equivalents, end of year	219,751	283,205	29,127	4,628